                                                                   Exhibit 10.24

THE LIMITED PARTNERSHIP INTERESTS CREATED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH ACTS. EXCEPT AS SPECIFICALLY OTHERWISE PROVIDED IN THIS AGREEMENT, THE INTERESTS MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER SUCH ACTS OR AN OPINION OF COUNSEL THAT SUCH TRANSFER MAY BE LEGALLY EFFECTED WITHOUT SUCH REGISTRATION. ADDITIONAL RESTRICTIONS ON TRANSFER AND SALE ARE SET FORTH IN THIS AGREEMENT.


               AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT

                                       OF

                     ALIGNED BUSINESS CONSORTIUM GROUP, L.P.

                        (a Delaware Limited Partnership)

                             TABLE OF CONTENTS

1.      DEFINITIONS................................................................................1
        1.1      "Act".............................................................................1
        1.2      "Additional Limited Partner"......................................................1
        1.3      "Adverse Terminating Event".......................................................2
        1.4      "Affiliate".......................................................................2
        1.5      "Agreement".......................................................................2
        1.6      "Approval of the Partners" or "Approved by the Partners"..........................2
        1.7      "Bankruptcy"......................................................................2
        1.8      "Brim"............................................................................2
        1.9      "Brim Services Agreement".........................................................2
        1.10     "Capital Account".................................................................2
        1.11     "Capital Contribution"............................................................3
        1.12     "Code"............................................................................3
        1.13     "Columbia"........................................................................3
        1.14     "Columbia Affiliate"..............................................................3
        1.15     "Columbia Services Agreement".....................................................3
        1.16     "Columbia Sub"....................................................................3
        1.17     "Competitive Activities"..........................................................3
        1.18     "General Partner".................................................................3
        1.19     "Limited Partner".................................................................3
        1.20     "Liquidator"......................................................................3
        1.21     "Partners"........................................................................3
        1.22     "Partnership".....................................................................3
        1.23     "Person"..........................................................................3
        1.24     "Services Agreements".............................................................4
        1.25     "Sharing Percentage"..............................................................4
        1.26     "Substituted Limited Partner".....................................................4
        1.27     "Terminating Event"...............................................................4
        1.28     "Treasury Regulations" or "Regulation"............................................4
        1.29     "Units"...........................................................................4

2.      FORMATION OF PARTNERSHIP...................................................................4
        2.1      Formation.........................................................................4
        2.2      Name..............................................................................4
        2.3      Principal Office..................................................................5
        2.4      Term..............................................................................5
        2.5      Registered Agent and Office.......................................................5

3.      PURPOSES AND POWERS OF THE PARTNERSHIP; NATURE OF THE BUSINESS OF THE
        PARTNERSHIP................................................................................5
        3.1      Purposes..........................................................................5
        3.2      Powers............................................................................5

4.      CAPITAL CONTRIBUTIONS, LOANS, CAPITAL ACCOUNTS.............................................6
        4.1      Capital Contributions.............................................................6
        4.2      Additional Capital Contributions..................................................6
        4.3      Capital Accounts..................................................................6
        4.4      Additional Provisions Regarding Capital Accounts..................................8
        4.5      Loans.............................................................................9


                                       (i)

5.      ALLOCATIONS...............................................................................10
        5.1      Allocations of Income and Losses.................................................10

6.      DISTRIBUTIONS.............................................................................10
        6.1      Distribution of Excess Cash......................................................10

7.      BANK ACCOUNTS, BOOKS OF ACCOUNT, TAX COMPLIANCE AND FISCAL YEAR...........................10
        7.1      Bank Accounts; Investments.......................................................10
        7.2      Books and Records................................................................10
        7.3      Determination of Profit and Loss: Financial Statements; Annual Budgets...........11
        7.4      Tax Returns and Information......................................................11
        7.5      Tax Audits.......................................................................11
        7.6      Fiscal Year......................................................................12

8.      RIGHTS, OBLIGATIONS AND INDEMNIFICATION OF THE GENERAL PARTNER............................12
        8.1      Rights of the General Partner as Manager.........................................12
        8.2      Right to Rely on the General Partner.............................................13
        8.3      Specific Limitations on the General Partner......................................14
        8.4      Additional Limitations on the Authority of the General Partner...................14
        8.5      Management Obligations of the General Partner....................................14
        8.6      Indemnification of the General Partner...........................................15
        8.7      Reimbursement....................................................................15
        8.8      Independent Activities...........................................................16

9.      RIGHTS AND STATUS OF LIMITED PARTNERS.....................................................17
        9.1      General..........................................................................17
        9.2      Limitation of Liability..........................................................17
        9.3      Bankruptcy; Death, Etc...........................................................17

10.     SPECIAL COVENANTS OF THE PARTNERS.........................................................17
        10.1     Non-ownership Provision..........................................................17
        10.2     Limitation.......................................................................18

11.     MEETINGS AND MEANS OF VOTING..............................................................18
        11.1     Meetings of the Partners.........................................................18
        11.2     Vote By Proxy....................................................................18
        11.3     Conduct of Meeting...............................................................19
        11.4     Action Without a Meeting.........................................................19
        11.5     Closing of Transfer Record; Record Date..........................................19

12.     Intentionally left blank..................................................................19

13.     TRANSFER OF UNITS AND ADDITIONAL LIMITED PARTNERS.........................................19
        13.1     Transfers by Limited Partners....................................................19
        13.2     Substituted Limited Partner......................................................20
        13.3     Basis Adjustment.................................................................21
        13.4     Transfer by General Partner......................................................21
        13.5     Admission of Additional Limited Partners.........................................21
        13.6     Transfer Procedures..............................................................21
        13.7     Invalid Transfer.................................................................21
        13.8     Distributions and Allocations in Respect of a Transferred Ownership Interest.....22



                                      (ii)

        13.9     Additional Requirements of Admission to Partnership..............................22
        13.10    Amendment to Exhibit "B".........................................................22

14.     RIGHT TO LIQUIDATE OR PURCHASE PARTNERSHIP INTERESTS......................................22
        14.1     Partnership's and General Partner's Right of First Refusal.......................22
        14.2     Occurrence of Terminating Event or Adverse Terminating Event.....................23
        14.3     Payment for Partnership Interest.................................................24
        14.4     Buy/Sell Option..................................................................25
        14.5     Federal Income Tax Treatment.....................................................26
        14.6     Right to Participate.............................................................26

15.     DISSOLUTION...............................................................................27
        15.1     Causes...........................................................................27
        15.2     Reconstitution...................................................................27
        15.3     Interim Manager..................................................................28

16.     WINDING UP AND TERMINATION................................................................28
        16.1     General..........................................................................28
        16.2     Court Appointment of Liquidator..................................................29
        16.3     Liquidation......................................................................29
        16.4     Creation of Reserves.............................................................30
        16.5     Final Statement..................................................................30

17.     POWER OF ATTORNEY.........................................................................30
        17.1     General Partner as Attorney-in-Fact..............................................30
        17.2     Nature of Special Power..........................................................30

18.     MISCELLANEOUS.............................................................................31
        18.1     Notices..........................................................................31
        18.2     Governing Law....................................................................31
        18.3     Successors and Assigns...........................................................31
        18.4     Construction.....................................................................31
        18.5     Time.............................................................................31
        18.6     Waiver of Partition..............................................................31
        18.7     Entire Agreement.................................................................32
        18.8     Amendments.......................................................................32
        18.9     Severability.....................................................................33
        18.10    Gender and Number................................................................33
        18.11    Exhibits.........................................................................33
        18.12    Additional Documents.............................................................33
        18.13    Section Headings.................................................................33
        18.14    Counterparts.....................................................................33





                                      (iii)

               AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT

                                       OF

                     ALIGNED BUSINESS CONSORTIUM GROUP, L.P.
                        (a Delaware Limited Partnership)


This Amended and Restated Limited Partnership Agreement is entered into and shall be effective as of the 1st day of June, 1997 by and between Galen Holdings, Inc., a Delaware corporation ("Columbia Sub"), as the General Partner, and Columbia/TSP Holdings, Inc., a Nevada corporation ("Columbia/TSP"), Brim Healthcare, Inc., an Oregon corporation ("Brim"), and each other Person whose name is set forth on Exhibit "B" attached to this Limited Partnership Agreement as Limited Partners.

                                   WITNESSETH:

         WHEREAS, the General Partner and Columbia/TSP are parties to that certain Limited Partnership Agreement of Aligned Business Consortium Group L.P. (the "Original Partnership Agreement");

         WHEREAS, the General Partner, Columbia/TSP and Brim desire to amend and restate the Original Partnership Agreement, as provided herein; and

         WHEREAS, Brim desires to be admitted as a Limited Partner (as defined herein) of the Partnership, and Columbia Sub and Columbia/TSP desire to admit Brim as a Limited Partner, as provided herein;

         NOW, THEREFORE, the General Partner, Columbia/TSP and Brim hereby amend and restate the Original Partnership Agreement as follows:

1.       DEFINITIONS

         As used herein the following terms have the following meanings:

         1.1 "ACT" means the Delaware Revised Uniform Limited Partnership Act, as amended from time to time.

         1.2 "ADDITIONAL LIMITED PARTNER" means a Person who is admitted into the Partnership as a Limited Partner pursuant to the terms of Section 13.5 hereof.

         1.3 "ADVERSE TERMINATING EVENT" means, with respect to any Limited Partner, the Limited Partner has breached the terms and conditions of this Agreement, including without limitation, violating the transfer restrictions set forth in Article 13 hereof, as determined in the reasonable discretion of the General Partner.

         1.4 "AFFILIATE" means, with respect to any Partner, (i) any Person that directly or indirectly controls, is controlled by, or is under common control with, a Partner, (ii) any entity of which a Partner owns 10% or more of the outstanding voting securities, (iii) any entity of which a Partner is an officer, director, or general partner, or (iv) any child, grandchild (whether through marriage, adoption or otherwise), sibling (whether through adoption or otherwise), parent or spouse of a Partner. As used in this definition of "Affiliate," the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity whether through ownership of voting securities, by contract or otherwise.

         1.5 "AGREEMENT" means this Amended and Restated Limited Partnership Agreement of Aligned Business Consortium Group, L.P., as from time to time amended pursuant to Section 18.8 hereof.

         1.6 "APPROVAL OF THE PARTNERS" or "APPROVED BY THE PARTNERS" means the approval of those Partners (including the General Partner and its Affiliates) who have collective ownership interests of at least fifty-one percent (51%) of the aggregate Sharing Percentage of all Partners at the time the proposed Partnership action is being considered for approval.

         1.7 "BANKRUPTCY" means, as to any Partner, the Partner's taking or acquiescing to the taking of any action seeking relief under, or advantage of, any applicable debtor relief, liquidation, receivership, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar law affecting the rights or remedies of creditors generally, as in effect from time to time. For the purpose of this definition, the term "acquiescing" shall include, without limitation, the failure to file within the time specified by law, an answer or opposition to any proceeding commenced against such Partner under any such law and a failure to file, within thirty (30) days after its entry, a petition, answer or motion to vacate or to discharge any order, judgment or decree providing for any relief under any such law.

         1.8 "BRIM" means Brim Healthcare, Inc., an Oregon corporation, and any successor thereto.

         1.9 "BRIM SERVICES AGREEMENT" means the Services Agreement, of even date herewith, by and among Brim and the Partnership.

         1.10 "CAPITAL ACCOUNT" shall have the meaning set forth in Section 4.3 hereof.

         1.11 "CAPITAL CONTRIBUTION" means, as to any Partner, the amount of cash or the Agreed Value (as defined in Exhibit "A" attached hereto) of all property contributed to the Partnership by the Partner, which is set forth opposite such Partner's name on the attached Exhibit "B" under the heading "Capital Contribution."

         1.12 "CODE" means the Internal Revenue Code of 1986, as amended from time to time. All references herein to sections of the Code shall include any provision or corresponding provisions of succeeding law.

         1.13 "COLUMBIA" means Columbia/HCA Healthcare Corporation, a Delaware corporation, and any successor in interest.

         1.14 "COLUMBIA AFFILIATE" means any Affiliate of Columbia (other than a natural person).

         1.15 "COLUMBIA SERVICES AGREEMENT" means that certain Services Agreement, of even date herewith, by and among the Partnership and Columbia Sub.

         1.16 "COLUMBIA SUB" means Galen Holdings, Inc., a Delaware corporation and a Columbia Affiliate, and any successor thereto.

         1.17 "COMPETITIVE ACTIVITIES" shall have the meaning set forth in
Section 8.8(b) hereof.

         1.18 "GENERAL PARTNER" means Columbia Sub or any replacement general partner of the Partnership, but excluding any Person who ceases to be a general partner of the Partnership pursuant to this Agreement.

         1.19 "LIMITED PARTNER" means Brim, Columbia/TSP, any Limited Partner whose name is set forth on Exhibit "B" hereto, and any Substituted Limited Partner or Additional Limited Partner, but excluding any Person who ceases to be a limited partner of the Partnership pursuant to this Agreement. "LIMITED PARTNERS" means all of the Persons who are limited partners of the Partnership as defined in this Section 1.19.

         1.20 "LIQUIDATOR" means the Person who liquidates the Partnership under
Article 16 hereof.

         1.21 "PARTNERS" means the General Partner and the Limited Partners, collectively. "Partner" means any one of the Partners.

         1.22 "PARTNERSHIP" means the limited partnership governed by this Agreement.

         1.23 "PERSON" means any individual, partnership, corporation, limited liability company, trust or other entity.

         1.24 "SERVICES AGREEMENTS" means the Columbia Services Agreement and the Brim Services Agreement.

         1.25 "SHARING PERCENTAGE" means, as to a Partner, the percentage obtained by dividing the Units of such Partner by the total Units of all Partners at that time. The Partners hereby agree that their Sharing Percentages shall constitute their "interests in the Partnership profits" for purposes of determining their respective shares of the Partnership's "excess nonrecourse liabilities" within the meaning of section 1.752-3(a)(3) of the Regulations.

         1.26 "SUBSTITUTED LIMITED PARTNER" means any Person admitted to the Partnership pursuant to Section 13.2.

         1.27 "TERMINATING EVENT" means, with respect to any Limited Partner, the Limited Partner is in Bankruptcy.

         1.28 "TREASURY REGULATIONS" or "REGULATIONS" means the regulations, promulgated by the United States Department of the Treasury pursuant to and with respect of provisions of the Code. All references herein to sections of the Treasury Regulations or the Regulations shall include any corresponding provision or provisions of succeeding, similar or substitute proposed, temporary or final regulations.

         1.29 "UNITS" means all or a certain percentage, as the context requires, of the issued and outstanding ownership interests of the Partnership held by the Partners. "UNIT" means any one of the Units. "GENERAL PARTNER UNITS" or "LIMITED PARTNER UNITS" means Units held by the General Partner, or the Limited Partners, respectively.


2.       FORMATION OF PARTNERSHIP

         2.1 FORMATION. Columbia/TSP and the General Partner formed the Partnership pursuant to the Act, and caused the Certificate of Limited Partnership to be filed in the office of the Secretary of State of Delaware on January 20, 1997 and have complied with all other legal requirements to form and operate the Partnership. Except as stated in this Agreement, the Act shall govern the rights and liabilities of the Partners.

         2.2 NAME. The name of the Partnership is Aligned Business Consortium Group, L.P., and the business of the Partnership shall be conducted under that name or such other name or names as may be Approved by the Partners from time to time.

         2.3 PRINCIPAL OFFICE. The principal office of the Partnership shall be located at One Park Plaza, Nashville, TN 37203 or at such other place or places as the General Partner may from time to time determine.

         2.4 TERM. The Partnership began on the date the General Partner filed the Certificate of Limited Partnership with the Secretary of the State of Delaware as provided in Section 2.1 hereof, and shall continue until the date on which the Partnership is dissolved pursuant to Article 15 and thereafter, to the extent provided for by applicable law, until wound up and terminated pursuant to
Article 16 hereof.

         2.5 REGISTERED AGENT AND OFFICE. The registered agent of the Partnership shall be the Prentice-Hall Corporation System, Inc. and the registered office of the Partnership shall be located at 1013 Centre Road, Wilmington, DE, 19805-1297. The registered office or the registered agent, or both, may be changed by the General Partner from time to time upon filing the statement required by the Act. The Partnership shall maintain at its registered office such records as may be specified by the Act.


3. PURPOSES AND POWERS OF THE PARTNERSHIP; NATURE OF THE BUSINESS OF THE PARTNERSHIP

         3.1 PURPOSES. The purposes of the Partnership are (i) to own, manage, develop and operate a membership organization formed for the purpose of aggregating purchasing activities in order to achieve economic benefits for its members (a "Group Purchasing Organization") for hospital supplies, services and materials and (ii) generally to engage in such other businesses and activities and to do any and all other acts and things that the General Partner deems reasonably necessary, appropriate or advisable from time to time in furtherance of the purposes of the Partnership as set forth in this Section 3.1 (subject to the provisions of Section 8.3 and 8.4 hereof); provided, however, that the Partners agree that the business operations of the Partnership shall not include any group purchasing of healthcare supplies, services and materials by Columbia or any Columbia Affiliate for any hospital that is leased, managed or owned, directly or indirectly, by Columbia or any Columbia Affiliate, including, without limitation, hospitals owned indirectly or directly by Columbia or Columbia Affiliates through a partnership, limited liability company, corporation (including any not-for-profit corporation), joint venture, trust or other entity. Notwithstanding the foregoing, the Partners agree that any administrative fees received by the Partnership from any hospital that is leased, managed or owned, directly or indirectly, by Columbia (or any Columbia Affiliate) or by Brim (or any of its Affiliates) shall be paid by the Partnership to Columbia or Brim (so long as it or any of its Affiliates is a Partner), respectively, or if paid directly to Columbia or Brim, may be retained by Columbia or Brim (so long as it or any of its Affiliates is a Partner).

         3.2 POWERS. Subject to the limitations contained in this Agreement and in the Act, the Partnership purposes may be accomplished by the General Partner taking any action permitted under this Agreement that in the good faith judgment of the General Partner, is customary or reasonably related to accomplishing such purposes.

4.       CAPITAL CONTRIBUTIONS, LOANS, CAPITAL ACCOUNTS

         4.1 CAPITAL CONTRIBUTIONS. Each Partner has contributed its Capital Contribution to the capital of the Partnership.

         4.2 ADDITIONAL CAPITAL CONTRIBUTIONS. If Additional Capital Contributions (herein so called) are required in the determination of the General Partner for any expenditure (in accordance with the purpose of the Partnership as set forth in Section 3.1 hereof) of the Partnership, the General Partner shall have the right to request that the Partners make such Additional Capital Contributions (pro rata in accordance with each Partner's Sharing Percentage) to the Partnership in excess of its initial Capital Contribution. If the General Partner makes such a request, no Partner shall be required to make such Additional Capital Contribution, provided that if any Partner elects not to make the Additional Capital Contribution (a "Noncontributing Partner"), the other Partners (the "Contributing Partners") shall have the right to contribute to the Partnership the amount of cash that the Noncontributing Partner or Partners failed to contribute. The Partners shall have thirty (30) days from the General Partner's request in which to elect to make or not make such Additional Capital Contributions. Effective as of the end of such thirty (30) day period, the Partners' Sharing Percentages shall be adjusted to a fraction (converted to a percentage), the numerator of which is the amount of such Partner's Capital Account and the denominator of which is the aggregate amount of all Partner's Capital Accounts. The number of Units held by each Partner shall be adjusted automatically to reflect any change in the Partners' Sharing Percentages under this section.

         4.3 CAPITAL ACCOUNTS. A Capital Account (herein so called) shall be established and maintained for each Partner for the full term of this Agreement in accordance with the capital accounting rules of section 1.704-1(b)(2)(iv) of the Regulations. Each Partner shall have only one Capital Account, regardless of the number or classes of Units or other interests in the Partnership owned by such Partner and regardless of the time or manner in which such Units or other interests were acquired by such Partner. Pursuant to the basic capital accounting rules of section 1.704-l(b)(2)(iv) of the Regulations, the balance of each Partner's Capital Account shall be:

                  (a) Increased by the amount of money contributed by such Partner (or such Partner's predecessor in interest) to the capital of the Partnership pursuant to this Article 4 and decreased by the amount of money distributed to such Partner (or such Partner's predecessor in interest) pursuant to Article 6 hereof;

                  (b) Increased by the fair market value of each property (determined without regard to section 7701(g) of the Code) contributed by such Partner (or such Partner's predecessor in interest) to the capital of the Partnership pursuant to this Article 4 (net of all liabilities secured by such property that the Partnership is considered to assume or take subject to under section 752 of the Code) and decreased by the fair market value of each property (determined without regard to section 7701(g) of the Code) distributed to such Partner (or such Partners predecessor in interest) by the Partnership pursuant to
         Article 4
         hereof (net of all liabilities secured by such property that such Partner is considered to assume or take subject to under section 752 of the Code);

                  (c) Increased by the amount of each item of Partnership profit allocated to such Partner (or such Partner's predecessor in interest) pursuant to Section 3.1 of Exhibit "A" hereto;

                  (d) Decreased by the amount of each item of Partnership loss allocated to such Partner (or such Partner's predecessor in interest) pursuant to Section 3.1 of Exhibit "A" hereto; and

                  (e) Otherwise adjusted as follows:

                           (i) Effective immediately prior to any "Revaluation Event" (as defined Exhibit "A" hereto), the balances of all Partners' Capital Accounts shall be adjusted to reflect the manner in which items of profit or loss, as computed for book purposes, equal to the "Unrealized Book Gain Or Loss" (as defined in Exhibit "A" hereto) then existing with respect to each Partnership property (to the extent not previously reflected in the Partners' Capital Account) would be allocated among the Partners pursuant to Section 3.1 of Exhibit "A" hereto if there were a taxable disposition of such property immediately prior to such Revaluation Event for its fair market value (as determined by the General Partner taking section 7701 (g) of the Code into account (i.e., such value shall not be less than the amount of nonrecourse liabilities to which such property is subject));

                           (ii) With respect to items of Partnership profit and loss, the balances of all the Partners' Capital Accounts shall be adjusted solely for allocations of such items, as computed for book purposes, under Section 3.1 of Exhibit "A" hereto and shall not be adjusted for allocations of correlative Tax Items under Section 3.2 of Exhibit "A" hereto;

                           (iii) immediately before giving effect under Section 4.3(b) hereof to any adjustment attributable to the distribution of property to a Partner, the balances of all the Partners' Capital Accounts first shall be adjusted to reflect the manner in which items of profit or loss, as computed for book purposes, equal to the Unrealized Book Gain Or Loss existing with respect to the distributed property (to the extent not previously reflected in the Partners' Capital Accounts) would be allocated among the Partners pursuant to
         Section 3.1 of Exhibit "A" hereto if there were a taxable disposition of such property, on the date of such distribution, by the Partnership for its fair market value at the time of such distribution (as agreed to in writing by the Partners taking section 7701(g) of the Code into account (i.e., such value shall not be agreed to be less than the amount of Nonrecourse Liabilities to which such property is subject)); and

                  (iv) Upon the transfer of all or part of any Unit or other interest in the Partnership, the Capital Account of the transferor Partner, to the extent attributable to the transferred interest, shall carry over to the transferee Partner; provided, however, if the transfer causes the termination of the Partnership for federal income tax purposes under section 708(b)(1)(B) of the Code, the Capital Account that carries over to the transferee Partner shall be subject to adjustment in accordance with Section 4.3(e)(i) hereof in connection with the resulting constructive liquidation of the Partnership for federal income tax purposes.

         4.4      ADDITIONAL PROVISIONS REGARDING CAPITAL ACCOUNTS.

                  (a) If a Partner pays any Partnership indebtedness or forgives any Partnership indebtedness owing to such Partner, such payment or forgiveness shall be treated as a cash contribution by that Partner to the capital of the Partnership, and the Capital Account of such Partner shall be increased by the amount so paid by such Partner.

                  (b) Except as otherwise provided herein, no Partner may contribute capital to, or withdraw capital from, the Partnership. To the extent any monies which any Partner is entitled to receive pursuant to the Agreement would constitute a return of capital, each of the Partners consents to the withdrawal of such capital.

                  (c) A loan by a Partner to the Partnership shall not be considered a contribution of money to the capital of the Partnership, and the balance of such Partner's Capital Account shall not be increased by the amount so loaned. No repayment of principal or interest on any such loan, reimbursement made to a Partner with respect to advances or other payments made by such Partner on behalf of the Partnership or payments of fees to a Partner which are made by the Partnership shall be considered a return of capital or in any manner affect the balance of such Partner's Capital Account.

                  (d) No Partner with a deficit balance in its Capital Account shall have any obligation to the Partnership or any other Partner to restore such deficit balance. In addition, no venturer or partner in any Partner shall have any liability to the Partnership or any other Partner for any deficit balance in such venturer's or partner's capital account in the Partner in which it is a partner or venturer. Furthermore, a deficit Capital Account balance of a Partner (or a capital account of a partner or venturer in a Partner) shall not be deemed to be a liability of such Partner (or of such venturer or partner in such Partner) or a Partnership asset or property. The provisions of this Section 4.4(d) shall not affect any Partner's obligation to make capital contributions to the Partnership that are required to be made by such Partner pursuant to this Agreement.

                  (e) Except as otherwise provided herein, no interest shall be paid on any capital contributed to the Partnership or the balance in any Partner's Capital Account.

                  (f) All of the provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with section 1.704-l(b) of the Regulations, and shall be interpreted and applied in a manner consistent with such Regulations. If the General Partner determines that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities that are secured by contributed or distributed property or that are assumed by the Partnership or any of the Partners) are computed in order to comply with the Regulations, the General Partner may make such modifications, provided that such modifications are not likely to have a material effect on the amounts distributable to any Partner from the Partnership. The General Partner shall also make appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with section 1.704-l(b) of the Regulations.

         4.5 LOANS. The General Partner or any Limited Partner, with the consent of the General Partner, may lend money to the Partnership. If the General Partner or, with the written consent of the General Partner, any Limited Partner makes any loan or loans to the Partnership, the amount of any such loan shall not be treated as a contribution to the capital of the Partnership but shall be a debt due from the Partnership. Any Partner's loan to the Partnership shall be repayable out of the Partnership's cash and shall bear interest at prevailing market rates. None of the Partners nor any of their Affiliates shall be obligated to loan money to the Partnership.


5.       ALLOCATIONS

         5.1 ALLOCATIONS OF INCOME AND LOSSES. All items of income or loss of the Partnership shall be allocated to the Partners in accordance with the provisions of Exhibit "A" attached hereto, which is hereby incorporated by reference for all purposes of this Agreement.


6.       DISTRIBUTIONS

         6.1 DISTRIBUTION OF EXCESS CASH. Except as otherwise may be provided in
Section 16.3, or as otherwise may be prohibited or required by applicable law, as soon as practicable and in any event within ninety (90) days after the end of each fiscal year, the General Partner shall determine in its reasonable discretion the extent (if any) that the Partnership's cash on hand exceeds its current and anticipated needs, including without limitation, for operating expenses, debt service, acquisitions, capital expenditures, and a reasonable contingency reserve. If the General Partner determines that such an excess exists, the General Partner shall cause the Partnership to distribute such excess to the Partners, pro rata in accordance with their respective Sharing Percentages; provided, however, that, to the extent that the Partnership distributes any such excess relating to the Partnership's operations during the period beginning on the date hereof and ending on the first anniversary of such date, the General Partner shall cause the Partnership to make such distributions as if Brim's Sharing Percentage was 30% and Columbia Sub's and Columbia/TSP's cumulative Sharing Percentage was 70%; provided, further, that if Additional Limited Partners are admitted to the Partnership during such period, then such percentages shall be proportionally reduced in accordance with the existing Partners actual Sharing Percentages.


7.       BANK ACCOUNTS, BOOKS OF ACCOUNT, TAX COMPLIANCE AND FISCAL YEAR

         7.1 BANK ACCOUNTS: INVESTMENTS. The General Partner may (i) establish one or more bank accounts as provided in Section 8.1 (g) into which all Partnership funds shall be deposited or (ii) deposit Partnership funds in a central account established in the name of Columbia, Columbia Sub or a Columbia Affiliate, provided that detailed separate entries are made on the books and records of the Partnership and on the books and records of Columbia, Columbia Sub or such Columbia Affiliate with respect to amounts received from the Partnership and deposited in such central account for the account of the Partnership. The daily balances of the funds of the Partnership deposited into such central account shall bear interest at a current market rate. Funds deposited in the Partnership's bank accounts may be withdrawn only to pay Partnership debt or obligations or to be distributed to the Partners under this Agreement. Partnership funds, however, may be invested in such securities and investments, as the General Partner may select until withdrawn for Partnership purposes.

         7.2 BOOKS AND RECORDS. The General Partner shall keep books of account and records relative to the Partnership's business. The books shall be prepared in accordance with generally accepted accounting principles using the accrual method of accounting. The accrual method of accounting shall also be used by the Partnership for income tax purposes. The Partnership's books and records shall at all times be maintained at the principal business office of the Partnership or its accountants (and to the extent required by the Act, at the registered office of the Partnership) and shall be available for inspection by the Limited Partners or their duly authorized representatives during reasonable business hours. The books and records shall be preserved for at least four (4) years after the term of the Partnership ends.

         7.3 DETERMINATION OF PROFIT AND LOSS: FINANCIAL STATEMENTS:
ANNUAL BUDGETS.

                  (a) All items of Partnership income, expense, gain, loss, deduction and credit shall be determined with respect to, and allocated in accordance with, this Agreement for each Partner for each Partnership fiscal year. Within one hundred twenty (120) days after the end of each Partnership fiscal year, the General Partner shall cause to be prepared, at the Partnership's expense, unaudited financial statements of the Partnership for the preceding fiscal year, including, without limitation, a balance sheet, profit and loss statement, statement of cash flows and statement of the balances in the Partners' Capital Accounts, prepared in accordance with the terms of this Agreement and generally accepted accounting principles consistently applied. These financial statements shall be available for inspection and copying during ordinary business hours at the reasonable request of any Partner, and shall be furnished to all Limited Partners by the Partnership as soon as practicable upon their completion.

                  (b) Prior to the end of each fiscal year, the Partnership shall provide to Brim a copy of the Partnership's annual and capital expenditure budget for the next succeeding fiscal year.

         7.4 TAX RETURNS AND INFORMATION. The Partners intend for the Partnership to be treated as a partnership, rather than as an association taxable as a corporation, for federal income tax purposes. The General Partner shall prepare or cause to be prepared all federal, state and local income and other tax returns which the Partnership is required to file, provided that the General Partner may request an extension with respect to any federal, state and local income and other tax returns which the Partnership is required to file. The General Partner shall furnish such returns to the Limited Partners, together with a copy of each Limited Partner's Form K-l and any other information which any Limited Partner may reasonably request relating to such returns, within ninety (90) days after the end of each Partnership fiscal year or within 30 days after the filing of such returns pursuant to an extension.

         7.5 TAX AUDITS. The General Partner shall be the tax matters partner of the Partnership under Section 623l(a)(7) of the Code. The General Partner shall inform the Limited Partners of all matters which may come to its attention in its capacity as tax matters partner by giving the Limited Partners notice thereof within ten (10) days after becoming so informed. The General Partner shall not take any action contemplated by Sections 6222 through 6232 of the Code unless the General Partner has first given the Limited Partners notice of the contemplated action and received the Approval of the Partners to the contemplated action. This provision is not intended to authorize the General Partner to take any action which is left to the determination of the individual Partner under Sections 6222 through 6232 of the Code.

         7.6 FISCAL YEAR. The Partnership fiscal year shall be the calendar year.


8.       RIGHTS, OBLIGATIONS AND INDEMNIFICATION OF THE GENERAL PARTNER

         8.1 RIGHTS OF THE GENERAL PARTNER AS MANAGER. Subject to the limitations imposed upon the General Partner in this Agreement (including, without limitation, Sections 8.3, 8.4 and 8.5 hereof) the General Partner shall have full, exclusive and complete duty and right to manage and control, and, within its reasonable discretion, shall make all decisions and take any necessary or appropriate action in connection with the Partnership's business. Without limiting the General Partner's power or authority under this Agreement or the Act, the General Partner may (without obtaining the consent or approval of any Partners) take the following actions if and when it deems any such action to be reasonably necessary, appropriate or advisable, at the sole cost and expense of the Partnership, subject however in all respects to the limitations imposed on the General Partner in this Agreement (including, without limitation, Sections 8.3, 8.4 and 8.5):

                  (a) Subject to the last sentence of Section 8.5 hereof, borrow money from any source, including, without limitation, from the General Partner, Columbia, Columbia/TSP or a Columbia Affiliate and, if security is required therefor, to mortgage or subject to any other security device any portion of the Partnership's property, to obtain replacements of any mortgage or other security device, and to prepay, in whole or in part, refinance, increase, modify, consolidate or extend any mortgage or other security device, all of the foregoing on such terms and in such amounts as the General Partner deems, in its reasonable discretion, to be in the best interest of the Partnership;

                  (b) Acquire and enter into any contract of insurance which the General Partner deems reasonably necessary and proper for the protection of the Partnership, for the conservation of the Partnership's assets, or for any purpose convenient or beneficial to the Partnership;

                  (c) Employ, from time to time on behalf of the Partnership, individuals (including employees of the General Partner, the Limited Partners, or any of their Affiliates) on such terms and for such compensation as the General Partner shall determine (but not in an amount which would be considered unreasonable based upon the scope of an individual employee's duties and responsibilities), and enter into agreements for the transfer of interests to such Persons as provided in Article 13 and 14 hereof;

                  (d) Make decisions as to accounting principles and elections, whether for book or tax purposes (and such decisions may be different for each purpose);

                  (e) Set up or modify record keeping, billing and accounts payable accounting systems;

                  (f) Alienate, mortgage, pledge or otherwise encumber, sell, exchange, lease or purchase real and/or personal property in fulfillment of the Partnership purposes and for the operation of other Partnership property;

                  (g) Open checking and savings accounts, in banks or similar financial institutions, in the name of the Partnership, and deposit cash in and withdraw cash from such accounts, provided that any such deposits are made in federally insured banks or financial institutions;

                  (h) Adjust, arbitrate, compromise, sue or defend, abandon, or otherwise deal with and settle any and all claims in favor of or against the Partnership, as the General Partner shall, in its sole discretion, deem proper (subject to the General Partner's fiduciary duties as the General Partner of the Partnership);

                  (i) Execute, make, perform and carry out on behalf of and in the name of the Partnership all types of contracts, leases, agreements, instruments, notes, certificates, titles or other documents of any kind or nature as deemed reasonably necessary and desirable by the General Partner, including without limitation contracts, leases, other agreements and documents and cash management systems with Columbia Affiliates or any Partner, and amend, extend, or modify, any contact, lease or agreement at any time entered into by the Partnership, provided that the General Partner uses its best efforts to insure that all such contracts, leases, or agreements are representative of fair market value; and

                  (j) Do all acts reasonably necessary or desirable to carry out the business for which the Partnership is formed or which may facilitate the General Partner's exercise of its powers hereunder.

         8.2 RIGHT TO RELY ON THE GENERAL PARTNER. No Person or governmental body dealing with the Partnership shall be required to inquire into, or to obtain any other documentation as to, the authority of the General Partner to take any action permitted under Section 8.1. Furthermore, any Person dealing with the Partnership may rely upon a certificate signed by the General Partner as to the following:

                  (a) The identity of the General Partner or any Limited
         Partner;

                  (b) The existence or nonexistence of any fact or facts that constitute a condition precedent to acts by the General Partner or which are in any other manner germane to the affairs of the Partnership;

                  (c) The Persons who are authorized to execute and deliver any instrument or document of the Partnership; or

                  (d) Any act or failure to act by the Partnership on any other matter whatsoever involving the Partnership or any Partner.

         8.3 SPECIFIC LIMITATIONS ON THE GENERAL PARTNER. Notwithstanding anything to the contrary in this Agreement or the Act, without the prior written approval of all of the Limited Partners to the specific act in question, the General Partner shall have no right, power or authority to do any of the following acts, each of which is considered outside the ordinary course of Partnership business:

                  (a) To do any act in contravention of this Agreement;

                  (b) To change or reorganize the Partnership into any other legal form; or

                  (c) To knowingly perform any act that would subject any Limited Partner to liability as a general partner in any jurisdiction.

         8.4 ADDITIONAL LIMITATIONS ON THE AUTHORITY OF THE GENERAL PARTNER. Without (i) the prior Approval of the Partners and (ii) the prior written approval of Brim (so long as Brim or any of its Affiliates is a Partner), the General Partner shall have no authority to do any of the following:

                  (a) Amend this Agreement (except as provided in Section 18.8);

                  (b) Change the nature of the business of the Partnership;

                  (c) Sell all or substantially all of the assets of the Partnership; or

                  (d) Dissolve the Partnership.

The limitations in Sections 8.3(b) and this Section 8.4 shall not be applicable to any General Partner or any Liquidator in winding up and liquidating the business of the Partnership under Article 16.

         8.5 MANAGEMENT OBLIGATIONS OF THE GENERAL PARTNER. The General Partner shall devote such time to the Partnership as may be necessary to manage and supervise the Partnership business and affairs, but nothing in this Agreement shall preclude the General Partner, at the expense of the Partnership, from employing any Columbia Affiliate or a third party to provide management or other services to the Partnership, always subject, however, to the control of the General Partner. Any transaction between the Partnership and the General Partner, Columbia, Columbia/TSP or any Columbia Affiliate is hereby expressly authorized provided that the terms of such transactions are generally no less favorable to the Partnership than the terms that would be made available to the Partnership in arm's length transactions with independent third parties.

         8.6      INDEMNIFICATION OF THE GENERAL PARTNER.

                  (a) Except to the extent such indemnification may be prohibited by law, the Partnership, its receiver, or its trustee shall indemnify, hold harmless, and pay all judgments and claims against the General Partner relating to any liability or damage incurred or suffered by the General Partner by reason of any act performed or omitted to be performed (but not constituting willful misconduct or gross negligence) by the General Partner or its agents or employees in connection with the Partnership's business, including reasonable attorneys' fees incurred by the General Partner in connection with the defense of any claim or action based on any such act or omission, which attorneys' fees may be paid as incurred (provided that the General Partner shall be required to reimburse the Partnership for any such attorneys' fees paid as incurred if the General Partner is not entitled to indemnification for the claims, actions or liabilities relating to such fees).

                  (b) In the event any Limited Partner shall bring a legal action against the General Partner, including a Partnership derivative suit, the Partnership shall indemnify, hold harmless, and pay all expenses of the General Partner, including but not limited to attorneys' fees incurred in the defense of such action, unless the General Partner shall be adjudicated guilty of gross negligence or willful misconduct in connection with the performance of its duties as General Partner to the Partnership.

                  (c) The Partnership shall indemnify, hold harmless, and pay all expenses, costs or liabilities of the General Partner which (or who) for the benefit of the Partnership makes any deposit, acquires any option, makes any payment, or assumes any obligation in connection with any property proposed to be acquired by the Partnership and which (or who) suffers any financial loss as a result of such action.

                  (d) Any indemnification required herein to be made by the Partnership shall be made promptly following the fixing of any loss, liability, or damage incurred or suffered. If, at any time, the Partnership has insufficient funds to provide such indemnification as herein provided, it shall provide such indemnification if and as the Partnership generates sufficient funds, and prior to any distribution to the Partners.

         Notwithstanding the foregoing provisions of this Section 8.6, the General Partner shall not be indemnified by the Partnership from any liability for actions or omissions that constitute willful misconduct or gross negligence on the part of the General Partner.

         8.7 REIMBURSEMENT. The General Partner shall be entitled to be reimbursed for any and all reasonable costs and expenses incurred by it in connection with managing and operating the Partnership and its properties and business. Such reimbursement shall be paid by the Partnership, upon the written application of the General Partner, as soon as funds are available therefor.

         8.8 INDEPENDENT ACTIVITIES.

                  (a) Subject to the limitations set forth in Section 8.8(b) hereof, the General Partner, Columbia/TSP and any of their Affiliates may engage in or possess interests in other business ventures of every nature and description, independently, and with others, whether such activities are competitive with the Partnership or otherwise without having or incurring any obligation to offer any interest in such activities to the Partnership or any Partner. Subject to the limitations set forth in Section 8.8(b) hereof, neither this Agreement nor any activity undertaken hereunder shall prevent the General Partner, Columbia/TSP or any of their Affiliates from engaging in such other activities or require the General Partner, Columbia/TSP or any of their Affiliates to permit the Partnership or any Limited Partner to participate in such activities. Furthermore, as a material part of the consideration for the General Partner and Columbia/TSP executing this Agreement and admitting the Limited

         Partners to the Partnership, the Limited Partners herein waive, relinquish and renounce any right or claim of participation in any such activities.

                  (b) Notwithstanding the foregoing, neither the General Partner, Columbia/TSP or their Affiliates nor Brim or its Affiliates may engage in or possess any interests in any other business venture that (i) owns, manages, develops or operates a national Group Purchasing Organization for purchasing for hospitals, surgery centers, long-term care facilities, assisted living facilities and skilled nursing facilities ("Competitive Businesses") and (ii) is competitive with the Partnership ("Competitive Activities"); provided, however, that such Competitive Activities shall not include, without limitation, the owning, managing, developing or operating of (w) any Group Purchasing Organization for healthcare supplies, services and materials purchasing which operates within a specific geographic market or markets that is or are not national in scope, (x) any international healthcare or hospital related businesses or matters (including, without limitation, any Group Purchasing Organizations), (y) any Group Purchasing Organization for purchasing for activities which are not Competitive Businesses, such as Group Purchasing Organizations for equipment, supplies or other materials and services used in physician practices or pharmaceuticals (whether or not distributed in hospitals), and any Group Purchasing Organization or similar arrangement for an array of products whose usage in hospitals is relatively minor and who have not traditionally been offered through Group Purchasing Organizations, or (z) any Group Purchasing Organization or Group Purchasing Organizations that is or are owned, managed or operated by a Person that is acquired by the General Partner, Columbia/TSP or any of their Affiliates or by Brim or any of its Affiliates after the date hereof, provided that the operations of such Group Purchasing Organization or Group Purchasing Organizations do not comprise more than twenty percent (20%) of the consolidated revenues of such Person. In the event of an actual or threatened breach by the General Partner, Columbia/TSP or their Affiliates or Brim or its Affiliates of this
         Section 8.8(b), the non-breaching party shall be entitled to an injunction in any appropriate court, restraining the actual or threatened breach by such other party. If a court shall hold that the duration and/or scope (geographic or otherwise) of the agreement contained in this Section 8.8(b) is unreasonable, then, to the extent permitted by law, the court may prescribe a duration and/or scope (geographic or otherwise) that is reasonable and judicially enforceable.

9.       RIGHTS AND STATUS OF LIMITED PARTNERS

         9.1 GENERAL. The Limited Partners have the rights and the status of limited partners under the Act. Except to the extent expressly otherwise provided in this Agreement, the Limited Partners shall not take part in the management or control of the Partnership business, or sign for or bind the Partnership, such powers being vested exclusively in the General Partner.

         9.2 LIMITATION OF LIABILITY. No Limited Partner shall have any personal liability whatsoever, solely by reason of its status as a Limited Partner of the Partnership, whether to the

Partnership, the General Partner or any creditor of the Partnership, for the debts of the Partnership or any of its losses beyond the amount of the Limited Partner's obligation to contribute its Capital Contribution to the Partnership.

         9.3 BANKRUPTCY; DEATH, ETC. Neither the Bankruptcy, death, disability nor declaration of incompetence or incapacity of a Limited Partner shall dissolve the Partnership, but the rights of a Limited Partner to share in the profits and losses of the Partnership and to receive distributions of Partnership funds shall, on the happening of such an event, devolve upon the Limited Partner's estate, legal representative or successor in interest, as the case may be, subject to this Agreement, and the Partnership shall continue as a limited partnership under the Act. The Limited Partner's estate, representative or successor in interest shall be entitled to receive distributions and allocations with respect to such Limited Partner's interest in the Partnership and shall be liable for all of the obligations of the Limited Partner. However, the Limited Partner's estate, representative or successor in interest shall have no right to any information or accounting of the affairs of the Partnership, shall not be entitled to inspect the books or records of the Partnership, and shall not be entitled to any of the rights of a general partner or limited partner (other than the right to receive distributions and allocations as described in the foregoing sentence) under the Act or this Agreement unless such estate, representative or successor in interest is admitted to the Partnership as a Substituted Limited Partner in accordance with Section 13.2.


10.      SPECIAL COVENANTS OF THE PARTNERS

         10.1 NON-OWNERSHIP PROVISION. Each Limited Partner (other than Columbia/TSP and any of its Affiliates) agrees that while it is a Limited Partner and for three (3) years thereafter neither it nor any of its Affiliates shall, directly or indirectly, hold an ownership interest in any Competitive Activities without the prior written consent of the General Partner. Each such Limited Partner expressly agrees that neither it nor any of its Affiliates shall violate the terms of this Section 10.1 while such Limited Partner is a limited partner of the Partnership and for a period of three (3) years thereafter. Notwithstanding anything in this Section 10.1 to the contrary, at any time after a Limited Partner is no longer a Partner in the Partnership, such Limited Partner and its Affiliates may utilize the services of another Group Purchasing Organization or contract directly with suppliers, but only in connection with hospitals actually owned, leased or managed by such Limited Partner or its Affiliates. In addition, notwithstanding anything in this Section 10.1 to the contrary, each of the parties hereto agrees and acknowledges that nothing in this Section 10.1 shall limit or negate Columbia Sub's or its Affiliates' obligations or rights under Section 8.8(b) hereof.

         10.2 LIMITATION. In the event of an actual or threatened breach by any Limited Partner of Section 10.1, the General Partner shall be entitled to an injunction in any appropriate court, restraining the actual or threatened breach by such Partner. If a court shall hold that the duration and/or scope (geographic or otherwise) of the agreement contained in Section 10.1 is unreasonable, then, to the extent permitted by law, the court may prescribe a duration and/or scope (geographic or otherwise) that is reasonable and judicially enforceable. The parties agree to accept such determination, subject to their rights of appeal, which the parties hereto agree may be substituted in place of any and every offensive part of
Section 10.1, and as so modified, Section 10.1 of this Agreement shall be as fully enforceable as if set forth herein by the parties in the modified form. Nothing herein stated shall be construed as prohibiting any party hereto from pursuing any other remedies available for such breach or threatened breach, including the recovery of damages.


11.      MEETINGS AND MEANS OF VOTING

         11.1 MEETINGS OF THE PARTNERS. Meetings of the Partners may be called by the General Partner and shall be promptly called upon the written request of any one or more Limited Partners who own in the aggregate 15% or more of the aggregate Sharing Percentage in the Partnership. The notice of a meeting shall state the nature of the business to be transacted at such meeting, and actions taken at any such meeting shall be limited to those matters specified in the notice of the meeting. Notice of any meeting shall be given to all Partners not less than ten (10) and not more than sixty (60) days prior to the date of the meeting.

         Except as otherwise expressly provided in this Agreement or required by the express provisions of the Act, the requisite vote of the Partners shall be the Approval of the Partners which shall control all decisions for which the vote of the Partners is required hereunder. Each Partner's voting rights shall be the same as that Partner's Sharing Percentage at the time of the vote. The Partners may, at their election, participate in any regular or special meeting by means of telephone conference or similar communications equipment by means of which all Persons participating in the meeting can hear each other. A Partner's participation in a meeting pursuant to the preceding sentence shall constitute presence in person at such meeting for all purposes of this Agreement, and such presence shall constitute a waiver of notice of the meeting with respect to such Partner.

         11.2 VOTE BY PROXY. Each Partner may authorize any Person to act on Partner's behalf by proxy on all matters in which a Partner is entitled to participate, whether by waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Partner authorizing such proxy or such Partner's attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months after the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Partner executing it.

         11.3 CONDUCT OF MEETING. Each meeting of Partners shall be conducted by the General Partner or by a Person appointed by the General Partner. The meeting shall be conducted pursuant to such reasonable rules as may be adopted by the General Partner or the Person appointed by the General Partner for the conduct of the meeting.

         11.4 ACTION WITHOUT A MEETING. Notwithstanding anything to the contrary in this Agreement, any action that (i) may be taken at a meeting of the Partners and (ii) requires only the

Approval of Partners and not the consent or approval of any individual Partner may be taken without a meeting if a consent in writing setting forth the action so taken is Approved by the Partners, which consent may be executed in multiple counterparts. In the event any action is taken pursuant to this Section 11.4, it shall not be necessary to comply with any notice or timing requirements set forth in Section 11.1. Prompt written notice of the taking of action without a meeting shall be given to the Partners who have not consented in writing to such action.

         11.5 CLOSING OF TRANSFER RECORD; RECORD DATE. For the purpose of determining the Partners entitled to notice of or to vote at any meeting of Partners, any reconvening thereof, or to act by consent, the General Partner may provide that the transfer record shall be closed for at least ten (10) days immediately preceding such meeting (or such shorter time as may be reasonable in light of the period of the notice) or the first solicitation of consents in writing. If the transfer record is not closed and if no record date is fixed for determining the Partners entitled to notice of or to vote at a meeting of Partners or by consent, the date on which the notice of the meeting is mailed or the first written consent is received by the General Partner shall be the record date for such determination.


12.      Intentionally left blank.


13.      TRANSFER OF UNITS AND ADDITIONAL LIMITED PARTNERS

         13.1 TRANSFERS BY LIMITED PARTNERS. Except as otherwise set forth in this Article 13 and Article 14, a Limited Partner may not sell, assign, transfer, pledge or hypothecate all or any part of its interest in the Partnership without the prior written consent of each of the General Partner and Brim. Each of the General Partner and Brim in its sole discretion may withhold its consent to any transfer for which such consent is required with or without reasonable cause. Notwithstanding the foregoing, (i) if Brim or any of its Affiliates requests in writing the prior written consent of the General Partner to any sale, assignment, transfer, pledge or hypothecation of its interest in the Partnership pursuant to this Section 13.1, and such request is denied or disapproved, then Brim or any of its Affiliates shall have the right to exercise the Buy/Sell Option pursuant to the terms of Section 14.4 hereof by giving the Buy/Sell Notice even if such notice and exercise are to occur prior to the date of the fifth anniversary hereof and (ii) if Columbia Sub or any of its Affiliates or Columbia/TSP or any of its Affiliates requests in writing the prior written consent of Brim to any sale, assignment, transfer, pledge or hypothecation of its interest in the Partnership pursuant to this Section 13.1, and such request is denied or disapproved, then Columbia Sub or any of its Affiliates or Columbia/TSP or any of its Affiliates shall have the right to exercise the Buy/Sell Option pursuant to the terms of Section 14.4 hereof by giving the Buy/Sell Notice even if such notice and exercise are to occur prior to the date of the fifth anniversary hereof. If a Limited Partner receives the prior consent of the General Partner and Brim, it may sell its interest in the Partnership if the following conditions are satisfied:

                  (a) The sale, transfer or assignment is with respect to one or more Units;

                  (b) The sale, transfer or assignment, when aggregated with any prior sales, transfers or assignments of Partnership interests, does not result in a sale or exchange within a twelve (12) month period of fifty percent (50%) or more of the total interests in the Partnership's capital and profits within the meaning of Code Section 708(b) (provided that such sale, transfer or assignment may be completed if Approved by the Partners);

                  (c) The Limited Partner and its transferee execute, acknowledge and deliver to the General Partner such instruments of transfer and assignment with respect to such transaction as are in form and substance reasonably satisfactory to the General Partner;

                  (d) Unless waived in writing by the General Partner, the Limited Partner delivers to the General Partner an opinion of counsel reasonably satisfactory to the General Partner, covering such securities and tax laws and other aspects of the proposed transfer as the General Partner may reasonably request;

                  (e) The Limited Partner has furnished to the transferee a written statement showing the name and taxpayer identification number of the Partnership in such form and together with such other information as may be required under Section 6050K of the Code and the Regulations thereunder; and

                  (f) The Limited Partner pays the Partnership a transfer fee that is sufficient to pay all reasonable expenses of the Partnership (which shall include any and all reasonable expenses of the General Partner and Brim) in connection with such transaction.

Any Limited Partner who thereafter sells, assigns or otherwise transfers all or any portion of its interest in the Partnership shall promptly notify the General Partner of such transfer and shall furnish to the General Partner the name and address of the transferee and such other information as may be required under
Section 6050K of the Code and the Regulations thereunder. Any transferee obtaining the interest of a Limited Partner in accordance with this Section 13.1 hereof shall be deemed a Substituted Limited Partner for purposes of this Agreement without any further action or approval.

         13.2 SUBSTITUTED LIMITED PARTNER. No Person taking or acquiring, by whatever means, the interest of any Limited Partner in the Partnership, except as provided in Section 13.1 hereof, shall be admitted as a Substituted Limited Partner without the consent of the General Partner (which consent may not be unreasonably withheld) and unless such Person:

                  (a) Elects to become a Substituted Limited Partner by delivering notice of such election to the Partnership;

                  (b) Executes, acknowledges and delivers to the Partnership such other instruments as the General Partner may deem reasonably necessary or advisable to effect the admission of such Person as a Substituted Limited Partner, including, without limitation, the written acceptance and adoption by such Person of the provisions of this Agreement; and

                  (c) Pays a transfer fee to the Partnership in an amount sufficient to cover all reasonable expenses connected with the admission of such Person as a Substituted Limited Partner, provided that such Person has not previously paid a transfer fee to the Partnership pursuant to Section 13.l(f) hereof.

         13.3 BASIS ADJUSTMENT. Upon the transfer of all or part of an interest in the Partnership, at the request of the transferee of the interest the General Partner may, in its sole discretion, cause the Partnership to elect, pursuant to
Section 754 of the Code or the corresponding provisions of subsequent law, to adjust the basis of the Partnership properties as provided by Sections 734 and 743 of the Code.

         13.4 TRANSFER TO COLUMBIA AFFILIATES AND BY THE GENERAL PARTNER. Notwithstanding any of the provisions of this Agreement to the contrary, the General Partner and Columbia/TSP may transfer, convey, sell or assign any of the Units held by such General Partner and Columbia/TSP to any Columbia Affiliate without the consent of or notice to any other Partner. Except as otherwise set forth in this Article 13 and Article 14, the General Partner may not sell, assign, transfer, pledge or hypothecate all or any part of its interest in the Partnership without the prior written consent of Brim.

         13.5 ADMISSION OF ADDITIONAL LIMITED PARTNERS. The General Partner is authorized to issue limited partnership interests in the Partnership to any Person and to admit them to the Partnership as Additional Limited Partners, which in all instances shall comply with applicable securities laws. The General Partner shall have reasonable discretion in determining the consideration, which must be based on then current value (which must be fully paid in cash or property at the time of subscription), and the terms and conditions with respect to the Partnership for admitting Additional Limited Partners. The General Partner will not permit any Person to become an Additional Limited Partner unless such Person agrees to be bound by the terms of this Agreement. The General Partner shall do all things necessary to comply with the Act and is authorized to do all things it deems to be necessary or advisable in connection with the Partnership for admitting any Additional Limited Partner, including, but not limited to, complying with any statute, rule, regulation or guideline issued by any Federal, state or other governmental agency.

         13.6 TRANSFER PROCEDURES. The General Partner shall establish a transfer procedure consistent with this Article 13 to ensure that all conditions precedent to the admission of a Substituted Limited Partner or Additional Limited Partner have been complied with.

         13.7 INVALID TRANSFER. No transfer of an interest in the Partnership that is in violation of this Article 13 or Article 14 hereof shall be valid or effective, and the Partnership shall not recognize any improper transfer for the purposes of making allocations, payments of profits, return of capital contributions or other distributions with respect to such Partnership interest, or part thereof. The Partnership may enforce the provisions of this Article 13 or Article 14 either directly or indirectly or through its agents by entering an appropriate stop transfer order on its books or otherwise refusing to register or transfer or permit the registration or transfer on its books of any proposed transfers not in accordance with this Article 13 or Article 14.

         13.8 DISTRIBUTIONS AND ALLOCATIONS IN RESPECT OF A TRANSFERRED OWNERSHIP INTEREST. If any Partner sells, assigns or transfers any part of its interest in the Partnership during any accounting period in compliance with the provisions of this Article 13, Partnership income, gain, deductions and losses attributable to such interest for the respective period shall be divided and allocated between the transferor and the transferee by taking into account their varying interests during the appropriate accounting period in accordance with Code Section 706(d), using the daily proration method. All Partnership distributions before the effective date of such transfer shall be made to the transferor, and all such Partnership distributions on and after the effective date of such transfer shall be made to the transferee. Solely for purposes of making Partnership tax allocations and distributions, the Partnership shall recognize a transfer on the day following the day of transfer. Neither the Partnership nor the General Partner shall incur any liability for making Partnership allocations and distributions in accordance with the provisions of this Section 13.8.

         13.9 ADDITIONAL REQUIREMENTS OF ADMISSION TO PARTNERSHIP. The General Partner shall not admit any Person as a Limited Partner if such admission would have the effect of causing the Partnership to be re-classified for federal income tax purposes as an association (taxable as a corporation under the Code), or would violate any Medicare or other health care law, rule or regulation, or would not meet applicable exemptions from securities registration and securities disclosure provided under Federal and state securities laws.

         13.10 AMENDMENT TO EXHIBIT "B". The General Partner shall amend Exhibit "B" attached to this Agreement from time to time to reflect the admission of any successor General Partner, Substituted Limited Partners or Additional Limited Partners, or the reduction or termination of any Partner's interest in the Partnership.


14.      RIGHT TO LIQUIDATE OR PURCHASE PARTNERSHIP INTERESTS

         14.1 PARTNERSHIP'S AND GENERAL PARTNER'S RIGHT OF FIRST REFUSAL. Subject to the restrictions on transfer set forth in Article 13, if any Limited Partner receives or obtains an offer from a third party to acquire in any manner all or any part of its interest in the Partnership which offer the Limited Partner intends to accept the Limited Partner shall promptly notify the General Partner in writing of the offer received, including the name of the offeror, the number of whole or partial Units offered to be purchased, the proposed purchase price and the other terms and conditions of the offer. The Partnership shall have the option for a period of sixty (60) days from the day the General Partner receives notice of such offer to purchase such Limited Partner's interest in the Partnership on the same terms and conditions contained in the offer. The Partnership may exercise its option by notifying the Limited Partner proposing to sell prior to the end of such sixty (60) day period of its exercise of the option and shall thereafter purchase such Limited Partner's interest within such sixty (60) day period (unless such exercise is subsequently revoked). If the Partnership does not exercise its option, the General Partner shall have the option to purchase such Limited Partner's interest in the Partnership on the same terms and conditions within the same sixty (60) day period. If the Partnership and the General Partner fail to or both indicate in writing that they will not exercise the option, within the period provided, or if either the Partnership or the General Partner exercises the option but fails to effect the purchase within the prescribed period, the Limited Partner, in accordance with and subject to the provisions of Article 13 (including the provisions of Section 13.1 hereof requiring the consent of the General Partner) may convey or dispose of the part of the Partner's interest in the Partnership that was the subject of the offer but only at the price, terms and conditions, and to the party specified in the offer notice to the General Partner. If terms and conditions more favorable to the proposed purchaser than, or in any material manner different from, those offered to the Partnership and the General Partner should be agreed to by the Limited Partner, the Partnership and the General Partner shall again have the option to purchase the selling Limited Partner's interest in the Partnership which is subject to the more favorable or different purchase terms in accordance with this Section 14.1. Neither the General Partner nor the Partnership shall be liable or accountable to any Limited Partner which attempts to transfer its interest in the Partnership for any loss, damage, expense, cost, or liability resulting from the Partnership's or General Partner's exercise or failure to exercise the purchase option under this Section 14.1 within sixty (60) day period described herein, or from the Partnership's or General Partner's failure to notify the Limited Partner within such sixty (60) day period of the Partnership's or the General Partner's intention not to exercise the purchase option.

         14.2 OCCURRENCE OF TERMINATING EVENT OR ADVERSE TERMINATING EVENT.

                  (a) In the event a Terminating Event shall occur with respect to any Limited Partner, such Partner or the Partner's successor or other legal representative, including a trustee in a Bankruptcy, shall give written notice thereof to the Partnership within thirty (30) days of the occurrence of such event. Upon the receipt of such notice, the Partnership shall have the right, but not the obligation, for the ensuing sixty (60) days to purchase such Partner's interest in the Partnership. If the Partnership has not received written notice of a Terminating Event with respect to any Limited Partner as required under this Section 14.2(a) the Partnership will have the right to purchase such Partner's interest in the Partnership for sixty (60) days after the Partnership has actual knowledge of the occurrence of any such event and gives written notice thereof to the Limited Partner. Notwithstanding anything to the contrary in this Agreement, the failure of a Limited Partner to notify the Partnership of the occurrence of a Terminating Event as required under this Section 14.2(a) shall not constitute the occurrence of an Adverse Terminating Event.

                  (b) In the event the General Partner determines that an Adverse Terminating Event has occurred with respect to any Limited Partner, the Partnership shall give written notice thereof to such Partner and, for a period of sixty (60) days from the date of such notice, the Partnership shall have the right, but not the obligation, to purchase such Partner's interest in the Partnership.

                  (c) In the event the Partnership does not elect to exercise its right to purchase such Partner's interest in the Partnership pursuant to subsections (a) or (b) above, then the General Partner shall have the right, but not the obligation, within the time period indicated in Section 14.2(a) hereof to purchase such Partner's interest, pursuant to the same terms provided in Section 14.3 hereof, for Partnership purchases of such Partner's interest.

         14.3     PAYMENT FOR PARTNERSHIP INTEREST.

                  (a) If any Limited Partner's interest in the Partnership is purchased because of the occurrence of a Terminating Event prior to the third anniversary of the date of this Agreement, the amount the Partnership will pay for each Unit owned by such Partner shall be equal to the greater of (i) the "Fair Market Value" of each of its Units, as determined in accordance with Section 14.3(c); or (ii) the amount the Partner paid to acquire its Units less any distributions to such Partner pursuant to Section 6.1 hereof; and if any Limited Partner's interest in the Partnership is purchased because of the occurrence of a Terminating Event on or after the third anniversary of the date of this Agreement, the amount the partnership will pay for each Unit owned by such Partner shall be equal to the Fair Market Value of each of his Units, as determined in accordance with Section 14.3(c) hereof.

                  (b) If the Partnership purchases any Limited Partner's interest in the Partnership as a result of an Adverse Terminating Event, the amount to be paid by the Partnership to such Partner shall be equal to the lesser of (i) the Fair Market Value of such Partner's interest, as determined in accordance with Section 14.3(c) hereof; or
         (ii) the amount paid by the Limited Partner to acquire its Units less any distributions to such Partner pursuant to Section 6.1 hereof.

                  (c) If the Partnership purchases any Limited Partner's interest in the Partnership as provided in this Section 14.3, the Fair Market Value of each Unit owned by such Limited Partner shall be equal to four times the average annual Net Cash From Operations earned with respect to a Unit during the three years immediately preceding the date a Terminating Event (or Adverse Terminating Event, as the case may be) has occurred with respect to such Partner (or if the Partnership has been in existence less than three years, the period of time the Partnership has been in existence). For purposes of this Section 14.3(c), the term "Net

         Cash From Operations" means the gross cash revenues received from Partnership operations less amounts used to pay or establish reserves for all Partnership expenses, debt payments (principal and interest), capital improvements, capital replacements and contingencies, all as determined by the General Partner. Net Cash From Operations shall not be reduced by depreciation, amortization, cost recovery deductions or similar allowances, but shall be increased by any reductions or reserves previously established.

                  (d) If the Partnership purchases any Limited Partner's interest in the Partnership as provided in this Section 14.3, the Partnership shall pay any such amounts owed therefor to such Partner or its successor in a lump sum or, at the discretion of the General Partner, in up to sixty (60) equal monthly payments with interest at the "prime" or base rate as established from time to time by Chemical Bank on the unpaid principal balance. If the General Partner exercises its discretion to pay for a Partnership interest in monthly installments, the first such installment will be paid to the Partner or its successor in interest on the first day of the month after thirty
         (30) days have expired since the Partner's interest in the Partnership has been purchased. Each subsequent installment shall be paid on the first day of each successive month until the full amount owed to the Partner or its successor in interest has been paid. The Partnership's obligation to pay the Partner in monthly installments under this
         Section 14.3 will be evidenced by a nonrecourse promissory note executed by the General Partner on behalf of the Partnership.

         14.4     BUY/SELL OPTION.

                  (a) At any time following the fifth anniversary of the date hereof, each of Columbia Sub, Columbia TSP and Brim (the "Initiating Partner") shall have the option (the "Buy/Sell Option") to give the others written notice (the "Buy/Sell Notice") of intent to rely on this
         Section 14.4, and to sell its interest in the Partnership or purchase the other Partners' interest in the Partnership, whereupon the provisions of this Section 14.4 shall apply.

                  (b) The Initiating Partner shall specify in its Buy/Sell Notice the cash purchase price at which the Initiating Partner would be willing to purchase an undivided one hundred percent (100%) interest in the Partnership (the "Buy/Sell Valuation Price").

                  (c) Upon receipt of the Buy/Sell Notice, the other Partner (the "Responding Partner") shall then be obligated either:

                           (i) to sell to the Initiating Partner for cash its
                  Partnership interest at a price equal to the amount the Responding Partner would have been entitled to receive upon dissolution of the Partnership pursuant to the liquidation provisions set forth in Section 16.3 hereof as if the Partnership assets had been sold for cash to a third party at the Buy/Sell Valuation Price; or

                           (ii) to purchase the interest of the Initiating
                  Partner for cash at a price equal to the amount the Initiating Partner would have been entitled to receive upon dissolution of the Partnership pursuant to the liquidation provisions set forth in Section 16.3 hereof as if the Partnership assets had been sold for cash to a third party at the Buy/Sell Valuation Price.

                  (d) The Responding Partner shall notify the Initiating Partner of its election under Section 14.4(c) hereof within forty-five (45) days after the date of receipt of the Buy/Sell Notice. Failure to give such notice within the required time period shall be deemed an election not to purchase, but to sell its Partnership Interest to the Initiating Partner pursuant to Section 14.4 (c)(i).

                  (e) If following an election by the Responding Partner to purchase under Section 14.4(c)(ii), the Responding Partner shall fail to consummate the purchase of the Initiating Partner's interest in the Partnership within sixty (60) days of receipt of the notice received pursuant to Section 14.4(d) hereof, then the Responding Partner shall sell to the Initiating Partner pursuant to Section 14.4(c)(i).

         14.5 FEDERAL INCOME TAX TREATMENT. In the event the Partnership exercises the right to purchase any Partner's interest in the Partnership under this Article 14, one hundred percent (100%) of all payments made by the Partnership to such Partner hereunder in consideration for such Partner's Partnership interest will, for federal income tax purposes, be classified as a Code Section 736(b) payment except for such Partner's share of the Partnership's "unrealized receivables," as defined in Code Section 751(c) which will be classified as a Code Section 736(a)(1) payment. The General Partner, shall conclusively determine or cause to be determined any such Partner's share of "unrealized receivables." Neither the Partnership nor the General Partner shall be liable to any Person for any inaccuracy in determining any such Partner's share of the Partnership's "unrealized receivables."

         14.6 RIGHT TO PARTICIPATE. If at anytime Brim (or any of its Affiliates) is no longer a Partner, including, without limitation, as a result of the exercise of the Buy/Sell Option by Columbia Sub or Columbia/TSP pursuant to Section 14.4 hereof, a transfer by Brim of its entire interest in the Partnership pursuant to Article 13 or Article 14 hereof, or the dissolution of the Partnership pursuant to Article 15 hereof, then Brim (and its Affiliates) shall, for the period beginning on the date Brim (or any of its Affiliates) ceases to be a Partner and ending on the date which is five (5) years thereafter (the "Participation Period"), continue to have the right on behalf of or in the name of any hospital owned, managed or leased by Brim (or any of its Affiliates) to participate in the Partnership's Group Purchasing Organization for purchasing hospital supplies, services and materials on the same terms and conditions contained in the Form of Corporate Purchasing Agreement attached as Exhibit "C" hereto, provided that such right shall immediately terminate if the Partnership terminates its operation of a Group Purchasing Organization for hospital supplies, services and materials. If Brim (or any of its Affiliates) elect to continue to participate in the

Partnership's Group Purchasing Organization pursuant to this Section 14.6, then the Partnership and Brim (or any of its Affiliates) shall enter into a Corporate Purchasing Agreement substantially in the form of Exhibit "C" hereto. Notwithstanding the foregoing sentence, neither Brim (nor any of its Affiliates) shall be entitled to any right under this Section 14.6 if Brim (or any of its Affiliates) is no longer a Partner as a result of an Adverse Terminating Event.

15. DISSOLUTION

         15.1 Causes. Each Partner expressly waives any right which it might otherwise have to dissolve the Partnership except as set forth in this Article
15. The Partnership shall be dissolved upon the first to occur of the following:

                  (a) The Bankruptcy, dissolution or any other occurrence which would legally disqualify the General Partner from acting hereunder;

                  (b) The Approval by the Partners of an instrument dissolving the Partnership;

                  (c) The dissolution of the Partnership by judicial decree;

                  (d) The General Partner in its reasonable discretion determines that a rule, ordinance, regulation, statute or government pronouncement has been enacted that makes any material aspect of this Agreement or the activities conducted by the Partnership unlawful or eliminates or substantially reduces, either directly or indirectly, the benefits that would accrue to the Partners (including the General Partner) with respect to continuing the Partnership's business operations;

                  (e) There remains only one Partner in the Partnership; or

                  (f) December 31, 2050.

         Nothing contained in this Section 15.1 is intended to grant to any Partner the right to dissolve the Partnership at will (by retirement, resignation withdrawal or otherwise), or to exonerate any Partner from liability to the Partnership and the remaining Partners if it dissolves the Partnership at will. Any dissolution at will of the Partnership, including dissolution caused under Section 15.1 (a), shall be in contravention of this Agreement for purposes of the Act. Dissolution of the Partnership under Section 15.1(c) shall not constitute a dissolution at will.

         15.2 RECONSTITUTION. If the Partnership is dissolved as a result of an event described in Section 15.l(a), the Partnership may be reconstituted and its business continued if, within ninety (90) days after the date of dissolution, Limited Partners holding ninety percent (90%) of the outstanding Units held by Limited Partners (including Units held as a limited partner by Columbia Affiliates) affirmatively elect to reconstitute the Partnership, agree on the identity of the new general partner or partners, and execute an instrument confirming such facts. If the Partnership is reconstituted, an amendment to this Agreement shall be executed and an amended Certificate of limited Partnership filed of record.

         15.3 INTERIM MANAGER. If the Partnership is dissolved as a result of an event described in Section 15.l(a) and the General Partner is unable to continue acting as the General Partner of the Partnership, those Partners who own Units representing a majority of the aggregate Sharing Percentage of all of the Partners (excluding Units owned by the General Partner) may appoint an interim manager of the Partnership, who shall have and may exercise only the rights, powers and duties of a general partner necessary to preserve the Partnership assets, until (a) the new general partner is elected under Section 15.2, if the Partnership is reconstituted; or (b) a Liquidator is appointed under Section 16.1, if the Partnership is not reconstituted. The interim manager shall not be liable as a general partner to the Limited Partners and shall, while acting in the capacity of interim manager on behalf of the Partnership, be entitled to the same indemnification rights as are set forth in Section 8.6. The interim manager appointed as provided herein shall be entitled to receive such reasonable compensation for its services as may be agreed upon by such interim manager and those Partners who appointed the interim manager.

16.      WINDING UP AND TERMINATION

         16.1 GENERAL. If the Partnership is dissolved and is not reconstituted, the General Partner (or in the event that the General Partner has withdrawn or is deemed to be in Bankruptcy), a Liquidator or liquidating committee selected by those Limited Partners who own at least 67% of the aggregate Partners' Sharing Percentage (excluding Units owned by the General Partner), shall commence to wind up the affairs of the Partnership and to liquidate and sell the Partnership's assets. The party or parties actually conducting such liquidation in accordance with the foregoing sentence, whether the General Partner, a Liquidator or a liquidating committee, is herein referred to as the "Liquidator." The Liquidator (if other than the General Partner) shall have sufficient business expertise and competence to conduct the winding up and termination of the Partnership and, in the course thereof, to cause the Partnership to perform any contracts which the Partnership has or thereafter enters into. The Liquidator shall have full right and unlimited discretion to determine the time, manner and terms of any sale or sales of Partnership property under such liquidation, having due regard for the activity and condition of the relevant market and general financial and economic conditions. The Liquidator (if other than the General Partner) appointed as provided herein shall be entitled to receive such reasonable compensation for its services as shall be agreed upon by the Liquidator and those Limited Partners who own at least 67% of the aggregate Partners' Sharing Percentage (excluding that owned by the General Partner). If the General Partner serves as the Liquidator, the General Partner shall not be entitled to receive any fee for carrying out the duties of the Liquidator. The Liquidator may resign at any time by giving fifteen (15) days prior written notice and may be removed at any time, with or without cause, by written notice to Limited Partners who own at least 67% of the aggregate Partner's Sharing Percentage (excluding that owned by the General Partner). Upon the death, dissolution, removal or resignation of the Liquidator, a successor and substitute Liquidator (who shall have and succeed to all the rights, powers and duties of the original Liquidator) will within thirty (30) days thereafter be appointed by those Limited Partners who own at least 67% of the aggregate Partners' Sharing Percentage (excluding that owned by the General Partner), evidenced by written appointment and acceptance. The right to appoint a successor or substitute Liquidator in the manner provided herein shall be recurring and continuing for so long as the functions and services of the Liquidator are authorized to continue under the provisions hereof, and every reference herein to the Liquidator will be deemed to refer also to any such successor or substitute Liquidator appointed in the manner herein provided. The Liquidator shall have and may exercise, without further authorization or consent of any of the parties hereto or their legal representatives or successors in interest, all of the powers conferred upon the General Partner under the terms of this agreement to the extent necessary or desirable in the good faith judgment of the Liquidator to perform its duties and functions. The Liquidator (if other than the General Partner) shall not be liable as a general partner to the Limited Partners and shall, while acting in such capacity on behalf of the Partnership, be entitled to the indemnification rights set forth in Section 8.6.

         16.2 COURT APPOINTMENT OF LIQUIDATOR. If, within ninety (90) days following the date of dissolution or other time provided in Section 16.1, a Liquidator or successor Liquidator has not been appointed in the manner provided therein, any interested party shall have the right to make application to any United States Federal District Judge (in his individual and not judicial capacity) for the United States Federal Court, District of Nashville, Tennessee for appointment of a Liquidator or successor Liquidator, and the Judge, acting as an individual and not in his judicial capacity, shall be fully authorized and empowered to appoint and designate a Liquidator or successor Liquidator who shall have all the powers, duties, rights and authority of the Liquidator herein provided.

         16.3 LIQUIDATION. The Liquidator shall give all notices to creditors of the Partnership and shall make all publications required by the Act. In the course of winding up and terminating the business and affairs of the Partnership, the assets of the Partnership (other than cash) shall be sold, its liabilities and obligations to creditors, including any Partners who made loans to the Partnership as provided in Section 4.5 hereof, and all expenses incurred in its liquidation shall be paid, and all resulting items of Partnership income, gain, loss or deduction shall be credited or charged to the Capital Accounts of the Partners in accordance with Article 5. All Partnership property shall be sold upon liquidation of the Partnership and no Partnership property shall be distributed in kind to the Partners. Thereafter, all Partnership assets shall be distributed among all Partners having positive Capital Account balances (as determined after giving effect to all adjustments attributable to allocations of items of profit and loss realized by the Partnership during the fiscal year in question (including items of profit and loss realized on the liquidation) and all adjustments attributable to contributions and distributions of money and property effected prior to such distribution), pro rata in accordance with such positive Capital Account balances. This distribution shall be made no later than the end of the fiscal year during which the Partnership is liquidated (or, if later, ninety (90) days after the date on which the Partnership is liquidated). Upon the completion of the liquidation of the Partnership and the distribution of all the Partnership funds, the Partnership shall terminate and the General Partner (or the Liquidator, as the case may be) shall have the authority to execute and record all documents required to effectuate the dissolution and termination of the Partnership. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Partners may instead be distributed to a trust established for the benefit of the Partners for the purposes of liquidating Partnership property, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the Partners arising out of or in connection with the Partnership. The assets of any such trust shall be distributed to the Partners from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the Partners pursuant to this Agreement.

         16.4 CREATION OF RESERVES. After making payment or provision for payment of all debts and liabilities of the Partnership and all expenses of liquidation, the Liquidator may set up such cash reserves as the Liquidator may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the Partnership.

         16.5 Final Statement. Within a reasonable time following the completion of the liquidation, the Liquidator shall supply to each of the Partners a statement which shall set forth the assets and the liabilities of the Partnership as of the date of complete liquidation, each Partner's pro rata portion of distributions under Section 16.3, and the amount retained as reserves by the Liquidator under Section 16.4.


17.      POWER OF ATTORNEY

         17.1 GENERAL PARTNER AS ATTORNEY-IN-FACT. Each Limited Partner hereby makes, constitutes, and appoints the General Partner, with full power of substitution and resubstitution, its true and lawful attorney-in-fact for it and in its name, place, and stead and for its use and benefit to sign, execute, certify, acknowledge, swear to, file, and record (a) this Agreement and all agreements, certificates, instruments, and other documents which the General Partner may deem reasonably necessary, desirable, or appropriate including, without limitation, to reflect (i) the valid exercise by any General Partner of any power granted to it under this Agreement; (ii) any amendments adopted by the Partners in accordance with the terms of this Agreement; (iii) the valid admission of any Substituted Limited Partner or Additional Limited Partner to the Partnership; or (iv) the valid disposition by any Partner of its interest in the Partnership; and (b) any, certificates, instruments, or documents as may be required by, or may be appropriate under, the laws of the State of Delaware or any other State of the United States.

         17.2 NATURE OF SPECIAL POWER. The power of attorney granted pursuant to this Article 17:

                  (a) is a special power of attorney coupled with an interest and is irrevocable;

                  (b) may be exercised by any such attorney-in-fact by listing the Limited Partners executing any agreement, certificate, instrument or other document with the single signature of any such attorney-in-fact acting as attorney-in-fact for such Limited Partners; and

                  (c) shall survive the death, disability, legal incapacity, Bankruptcy, insolvency, dissolution, or cessation of existence of a Limited Partner and shall survive the delivery of an assignment by a Limited Partner of the whole or a portion of its interest in the Partnership, except that where the assignment is of such Limited Partner's entire interest in the Partnership and the assignee, with the consent of the General Partner, is admitted as a Substituted Limited Partner, the power of attorney shall survive the delivery of such assignment for the sole purpose of enabling any such attorney-in-fact to effect such substitution.


18.      MISCELLANEOUS

         18.1 NOTICES. All notices given pursuant to this Agreement shall be in writing and shall be deemed effective when personally delivered or upon being placed in the United States mail, registered or certified with return receipt requested, or when sent by prepaid telegram or facsimile followed by confirmatory receipt. For purposes of notice, the addresses of the Partners shall be as stated under their names on the attached Exhibit "B"; provided, however, that each Partner shall have the right to change his address with notice hereunder to any other location by the giving of thirty (30) days notice to the General Partner in the manner set forth above.

         18.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the substantive federal laws of the United States and the laws of the State of Delaware.

         18.3 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the Partners, and their respective heirs, legal representatives, successors and permitted assigns; provided, however, that nothing contained herein shall negate or diminish the restrictions set forth in Articles 13 or 14 hereof.

         18.4 CONSTRUCTION. Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Partner. The failure by any party to specifically enforce any term or provision hereof or any rights of such party hereunder shall not be construed as the waiver by that party of its rights hereunder. The waiver by any party of a breach or violation of any provision of this Agreement shall not operate as, or be construed to be, a waiver of any subsequent breach of the same or other provision hereof.

         18.5 TIME. Time is of the essence with respect to this Agreement.

         18.6 WAIVER OF PARTITION. Notwithstanding any statute or principle of law to the contrary, each Partner hereby agrees that during the term of the Partnership, he or it shall have no right (and hereby waives any right that he or it might otherwise have had) to cause any Partnership property to be partitioned and/or distributed in kind.

         18.7 ENTIRE AGREEMENT. This Agreement (including the exhibits hereto), together with the Contribution Agreement dated of even date herewith between the Partnership and Brim, the Contribution Agreement dated of even date herewith between the Partnership and Columbia Sub and Columbia/TSP, and the Services Agreements, contain the entire agreement among the Partners relating to the subject matter hereof, and all prior agreements relative hereto which are not contained herein, including, without limitation, the letter agreement, dated October 17, 1996 between Columbia and Brim and the Original Partnership Agreement, are terminated.

         18.8 AMENDMENTS. Except as otherwise expressly provided in Section 8.4 and this Section 18.8, amendments or modifications may be made to this Agreement only by setting forth such amendments or modifications in a document (i) approved by the Partners and (ii) approved in writing by Brim, provided that Brim (or any of its Affiliates) is a Partner, and any alleged amendment or modification herein which is not so documented shall not be effective as to any Partner. The General Partner may, without the consent of any Limited Partner (including Brim or any of its Affiliates) and without the Approval of the Partners, amend any provision of this Agreement and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith to reflect:

                  (a) a change in the location of the principal place of business of the Partnership not inconsistent with the provisions of
         Section 3.2, or a change in the registered office or the registered agent of the Partnership;

                  (b) admission of a Limited Partner into the Partnership or termination of any Limited Partner's interest in the Partnership in accordance with this Agreement;

                  (c) qualification of the Partnership as a limited partnership under the laws of any state or that is necessary or advisable in the opinion of the General Partner to ensure that the Partnership will not be treated as an association taxable as a corporation for federal income tax purposes, provided, in either case, such action shall not adversely affect any Limited Partner;

                  (d) a change (i) that is of an inconsequential nature and does not adversely affect any Limited Partner in any material respect; (ii) that is reasonably necessary or desirable to satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or contained in any federal or state statute, compliance with any of which the General Partner deems to be in the best interest of the

         Partnership and the Limited Partners; or (iii) that is required or contemplated by this Agreement;

                  (e) a change to any provision in this Agreement required to be so changed by the staff of the Securities and Exchange Commission or other federal agency or by a State Securities Commissioner or similar official, which change is deemed by such commission, agency or official to be for the benefit or protection of the Limited Partners.

However, no amendment or modification which disproportionately affects the interest of any Partner in the capital, profits or losses of, or distributions or allocations with respect to, the Partnership shall be effective as to any Partner unless the same has been set forth in a document duly executed by such Partner.

         18.9 SEVERABILITY. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement or the application thereof to any Person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, but the extent of such invalidity or unenforceability does not destroy the basis of the bargain among the Partners as expressed herein, then the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

         18.10 GENDER AND NUMBER. Whenever required by the context as used in this Agreement, the singular number shall include the plural and the neuter shall include the masculine or feminine gender, and vice versa.

         18.11 EXHIBITS. Each exhibit to this Agreement is incorporated herein for all purposes.

         18.12 ADDITIONAL DOCUMENTS. Each Partner, upon the request of the General Partner, agrees to perform all further acts and execute, acknowledge and deliver any documents that may be reasonably necessary, appropriate or desirable to carry out the provisions of this Agreement.

         18.13 SECTION HEADINGS. The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent or for any purpose, to limit or define the text of any section.

         18.14 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original but all of which shall constitute but one document.

         IN WITNESS WHEREOF, the Partners have executed this Agreement as of the effective date first referenced above.


                                  GENERAL PARTNER:

                                  GALEN HOLDINGS, INC.

                                  By: /s/ Stephen T. Braun
                                      -------------------------------
                                  Name: Stephen T. Braun
                                        -----------------------------
                                  Title: Senior Vice President
                                         ----------------------------


                                  BRIM:

                                  BRIM HEALTHCARE, INC.

                                  By: /s/ Jim M. Kinney
                                      -------------------------------
                                  Name: Jim M. Kinney
                                        -----------------------------
                                  Title: President
                                         ----------------------------


                                  COLUMBIA/TSP:

                                  COLUMBIA/TSP HOLDINGS, INC.

                                  By: /s/ Stephen T. Braun
                                      -------------------------------
                                  Name: Stephen T. Braun
                                        -----------------------------
                                  Title: Senior Vice President
                                         ----------------------------

                           ---------------------------

                                    EXHIBIT A

                           ---------------------------


                                TABLE OF CONTENTS



                                                                           PAGE
                                    ARTICLE I

                                   DEFINITIONS

Section 1.1 Definitions....................................................   1

                                   ARTICLE II

                          SECTION 704 CAPITAL ACCOUNTS

Section 2.1 Section 704 Capital Accounts...................................   8

                                   ARTICLE III

                         ALLOCATIONS OF PROFIT AND LOSS

Section 3.1 Allocation of Book Items.......................................   9
Section 3.2 Allocation of Tax Items........................................  12
Section 3.3 Allocation of Profit And Loss And
              Distributions in Respect of Interests Transferred............  12











                                                            EXHIBIT A -- PAGE I

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1 Definitions. All capitalized terms used herein shall have the meanings assigned to them in the Amended and Restated Limited Partnership Agreement Of Aligned Business Consortium Group. Notwithstanding the foregoing, the following definitions shall be applicable to the following terms as used in this Exhibit A:.

                           (a) Adjusted Net Income Or Loss.

                  "Adjusted Net Income Or Loss" for any fiscal year (or portion thereof) shall mean the excess (or deficit) of (x) the Gross Income for such period (not including Gross Income (if any) allocated during such period pursuant to Sections 3.1(a), 3.1(b) and 3.1(c) hereof) over (y) the Deductible Expenses for such period (not including Deductible Expenses (if any) allocated during such period pursuant to Sections 3.1(d) and 3.l(e) hereof) with the following modifications:

                  (i) Any item of Partnership profit that is exempt from federal income tax and not otherwise taken into account in computing Adjusted Net Income Or Loss pursuant to this Section 1.1(a) shall be treated as additional Gross Income and, if not otherwise allocated pursuant to
         Section 3.1(a), 3.1(b) or 3.1(c) hereof, added to the amount otherwise calculated as Adjusted Net Income Or Loss under this Section 1.1(a); and

                  (ii) Any Partnership expenditure that is described in section 705(a)(2)(B) of the Code (relating to Partnership expenditures that are not deductible for federal income tax purposes in computing taxable income and not properly chargeable to capital), or treated as so described pursuant to section 1.704-1(b)(2)(iv)(i) of the Regulations, and not otherwise taken into account in computing Adjusted Net Income Or Loss pursuant to this Section 1.1(a) shall be treated as an additional Deductible Expense and, if not otherwise allocated pursuant to Section 3.1(d) or 3.1(e) hereof, subtracted from the amount otherwise calculated as Adjusted Net Income Or Loss under this Section 1.1(a).









                                                      EXHIBIT A -- PAGE 1 OF 13

                           (b) Agreed Value.

                  "Agreed Value" of any property contributed to the capital of the Partnership shall mean the fair market value of such property at the time of contribution (as agreed to in writing by the Partners without regard to section 7701(g) of the Code (i.e., determined without regard to the amount of Nonrecourse Liabilities to which such property is subject)).

                           (c) Book Basis.

                  The initial "Book Basis" of any Partnership property shall be equal to the Partnership's initial adjusted tax basis in such property; provided, however, that the initial "Book Basis" of any Partnership property contributed to the capital of the Partnership shall be equal to the Agreed Value of such property. Effective immediately after giving effect to the allocations of profit and loss, as computed for book purposes, for each Fiscal Year under
Section 3.1 hereof, the Book Basis of each Partnership property shall be adjusted downward by the amount of Book Depreciation allowable to the Partnership for such Fiscal Year with respect to such property. In addition, effective immediately prior to any Revaluation Event, the Book Basis of each Partnership property shall be further adjusted upward or downward, as necessary, so as to equal the fair market value of such property at the time of such Revaluation Event (as agreed to in writing by the Partners taking section 7701(g) of the Code into account (i.e., such value shall not be agreed to be less than the amount of Nonrecourse Liabilities to which such property is subject)).

                           (d) Book Depreciation.

                  The amount of "Book Depreciation" allowable to the Partnership for any Fiscal Year with respect to any Partnership property shall be equal to the product of (1) the amount of Tax Depreciation allowable to the Partnership for such year with respect to such property, multiplied by (2) a fraction, the numerator of which is the property's Book Basis as of the beginning of such year (or the date of acquisition if the property is acquired during such year) and the denominator of which is the property's adjusted tax basis as of the beginning of such year (or the date of acquisition if the property is acquired during such year). If the denominator of the fraction described in clause (2) above is equal to zero, the amount of "Book Depreciation" allowable to the Partnership for any Fiscal Year with respect to the Partnership property in question shall be determined under any reasonable method selected by the General Partner.







                                                       EXHIBIT A - PAGE 2 OF 13

                           (e) Book Gain Or Loss.

                  "Book Gain Or Loss" realized by the Partnership in connection with the disposition of any Partnership property shall mean the excess (or deficit) of (1) the amount realized by the Partnership in connection with such disposition (as determined under section 1001 of the Code) over (2) the Book Basis of such property at the time of the disposition.


                           (f) Book/Tax Disparity Property.

                  "Book/Tax Disparity Property" shall mean any Partnership property that has a Book Basis which is different from its adjusted tax basis to the Partnership. Thus, any property that is contributed to the capital of the Partnership by a Partner shall be a "Book/Tax Disparity Property" if its Agreed Value is not equal to the Partnership's initial tax basis in the property. In addition, once the Book Basis of a Partnership property is adjusted in connection with a Revaluation Event to an amount other than its adjusted tax basis to the Partnership, the property shall thereafter be a "Book/Tax Disparity Property."

                           (g) Capital Accounts.

                  "Capital Account" shall have the meaning assigned to such term in Section 4.3 of the Agreement.

                           (h) Capital Transaction.

                  "Capital Transaction" shall mean (1) any transaction pursuant to which the Partnership borrows funds, all or part of the Partnership's properties are sold, condemned, exchanged, abandoned or otherwise disposed of, insurance proceeds or other damages are recovered by the Partnership or (2) any other transaction which, in accordance with generally accepted accounting principles, is considered capital in nature (including, without limitation, any transaction that is entered into in connection with, or results in, the Liquidation of the Partnership).

                           (i) Deductible Expenses.

                  "Deductible Expenses" for any Fiscal Year (or portion thereof) shall mean all items, as calculated for book purposes, which are allowable as deductions to the Partnership for such period under Federal income tax accounting principles (including Book Depreciation but excluding any expense or deduction attributable to a Capital Transaction).




                                                      EXHIBIT A -- PAGE 3 OF 13

                           (j) Economic Risk Of Loss.

                  "Economic Risk Of Loss" borne by any Partner for any Partnership liability shall mean the aggregate amount of economic risk of loss that such Partner and all Related Persons to such Partner are treated as bearing with respect to such liability pursuant to section 1.752-2 of the Regulations.


                           (k) Gross Income.

                  "Gross Income" for any Fiscal Year (or portion thereof) shall mean the gross income derived by the Partnership from all sources (other than from capital contributions and loans to the Partnership and other than from a Capital Transaction) during such period, as calculated for book purposes in accordance with Federal income tax accounting principles.

                           (l) Liquidation.

                  "Liquidation" of a Partner's Unit or other interest in the Partnership shall mean and be deemed to occur upon the earlier of (1) the date upon which the Partnership is terminated under section 708(b)(1) of the Code,
(2) the date upon which the Partnership ceases to be a going concern (even though it may continue in existence for the limited purpose of winding up its affairs, paying its debts and distributing any remaining Partnership properties to the Partners) or (3) the date upon which there is a liquidation of the Partner's Unit or other interest in the Partnership (but the Partnership is not terminated) under section 1.761-1(d) of the Regulations. "Liquidation" of the Partnership shall mean and be deemed to occur upon the earlier of (a) the date upon which the Partnership is terminated under section 708(b)(l) of the Code or
(b) the date upon which the Partnership ceases to be a going concern (even though it may continue in existence for the limited purpose of winding up its affairs, paying its debts and distributing any remaining Partnership properties to the Partners).

                           (m) Modified 752 Share Of Recourse Debt.

                  "Modified 752 Share of Recourse Debt" of any Partner shall mean, as of any date, the Economic Risk Of Loss borne by such Partner with respect to Recourse Debt of the Partnership (determined, as of the date in question, by assuming, for purposes of section 1.752-2 of the Regulations, that the Partnership constructively liquidates on such date (within the meaning of section 1.752-2 of the Regulations) except that all Partnership properties shall be deemed thereunder to be transferred in fully taxable exchanges for an aggregate amount of cash consideration equal to their respective Book Bases and such consideration shall be deemed thereunder to be used, in the appropriate order of priority, in full or partial satisfaction of all Partnership liabilities).

                                                      EXHIBIT A -- PAGE 4 OF 13

                           (n) Nonrecourse Deductions.

                  "Nonrecourse Deductions" shall mean any and all items of Book Depreciation and other Deductible Expenses that are treated as "nonrecourse deductions" under section 1.704-2(c) of the Regulations.

                           (o) Nonrecourse Liability.

                  "Nonrecourse Liability" shall mean any Partnership liability treated as a "nonrecourse liability" under section 1.704-2(b)(3) of the Regulations. Subject to the foregoing sentence, "Nonrecourse Liability" shall mean any Partnership liability (or portion thereof) for which no Partner bears the Economic Risk Of Loss.

                           (p) Partner Nonrecourse Debt Minimum Gain.

                  "Partner Nonrecourse Debt Minimum Gain" shall mean the amount of Partnership "minimum gain" that is computed strictly in accordance with the principles of section 1.704-2(i)(2) of the Regulations. A Partner's share of such "Partner Nonrecourse Debt Minimum Gain" shall be calculated in accordance with the provisions of section 1.704-2(i)(5) of the Regulations.

                           (q) Partner Nonrecourse Debt.

                  "Partner Nonrecourse Debt" shall mean any Partnership liability that is treated as a "partner nonrecourse debt" under section 1.704-2(b)(4) of the Regulations.

                           (r) Partner Nonrecourse Deductions.

                  "Partner Nonrecourse Deductions" shall mean any and all items of Book Depreciation and other Deductible Expenses that are treated as "partner nonrecourse deductions" under section 1.704-2(i) of the Regulations.

                           (s) Partnership Minimum Gain.

                  "Partnership Minimum Gain" shall mean the amount of Partnership "minimum gain" that is computed strictly in accordance with the principles of section 1.704-2(d)(1) of the Regulations. A Partner's share of such "Partnership Minimum Gain" shall be calculated in accordance with the provisions of section 1.704-2(g) of the Regulations.

                           (t) Recourse Debt.

                  "Recourse Debt" shall mean any Partnership liability (or portion thereof) that is neither a Nonrecourse Liability nor a Partner Nonrecourse Debt.


                                                      EXHIBIT A -- PAGE 5 OF 13

                           (u) Related Person.

                  "Related Person" shall mean, as to any Partner, any person who is related to such Partner (within the meaning of section 1.752-4(b) of the Regulations).

                           (v) Revaluation Event.

                  "Revaluation Event" shall mean any of the following occurrences: (1) the contribution of money or other property (other than a de minimis amount) by a new or existing Partner to the capital of the Partnership as consideration for the issuance of an additional Unit or other interest in the Partnership; (2) the distribution of money or other property (other than a de minimis amount) by the Partnership to a retiring or continuing Partner as consideration for a Unit or other interest in the Partnership; or (3) the termination of the Partnership for federal income tax purposes under section 708(b)(l)(B) of the Code; provided, however, under no circumstances shall the issuance of Units pursuant to Section 13.5 of the Agreement constitute a Revaluation Event; and provided further, that the occurrence of an event described in clause (1) or (2) above shall not constitute a Revaluation Event if the General Partner reasonably determines that it is not necessary to adjust the Book Bases of the Partnership's assets or the Partners' Capital Accounts in connection with the occurrence of any such event.

                           (w) Section 704 Capital Account.

                  "Section 704 Capital Account" shall have the meaning assigned to such term in Section 2.1 hereof.

                           (x) Tax Depreciation.

                  "Tax Depreciation" for any Fiscal Year shall mean the amount of depreciation, cost recovery or other amortization deductions allowable to the Partnership for federal income tax purposes for such year.

                           (y) Tax Items.

                  "Tax Items" shall mean, with respect to any property, all items of profit and loss (including Tax Depreciation) recognized by or allowable to the Partnership with respect to such property, as computed for federal income tax purposes.







                                                      EXHIBIT A -- PAGE 6 OF 13

                           (z) Unrealized Book Gain Or Loss.

                  "Unrealized Book Gain Or Loss" with respect to any Partnership property shall mean the excess (or deficit) of (1) the fair market value of such property (as agreed to in writing by the Partners taking section 7701(g) of the Code into account (i.e., such value shall not be agreed to be less than the amount of Nonrecourse Liabilities to which such property is subject)), over (2) the Book Basis of such property.









                                                      EXHIBIT A -- PAGE 7 OF 13

                                   ARTICLE II

                          SECTION 704 CAPITAL ACCOUNTS


                  Section 2.1 Section 704 Capital Accounts.

                  A "Section 704 Capital Account" (herein so called) shall be determined and maintained for each Partner throughout the full term of the Agreement. The balance of a Partner's Section 704 Capital Account shall be equal to such Partner's Capital Account balance (as determined after giving effect to all adjustments attributable to allocations of items of profit and loss realized by the Partnership, and all adjustments attributable to contributions and distributions of money and property effected, on or before the effective date of such determination), modified as follows:

                           (a) Increased by the amount (if any) that such
Partner is treated as being obligated to contribute subsequently to the capital of the Partnership (as determined under section 1.704-1(b)(2)(ii)(c) of the Regulations);

                           (b) Decreased by the amount (if any) of cash that
reasonably is expected to be distributed to such Partner pursuant to Article 6 of the Agreement, but only to the extent that the amount thereof exceeds any offsetting increase to such Partner's Section 704 Capital Account that reasonably is expected to occur during (or prior to) the Fiscal Year during which such distributions reasonably are expected to be made (as determined under section 1.704-1(b)(2)(ii)(d) of the Regulations);

                           (c) Decreased by the items (if any) of the
Partnership's loss that reasonably are expected to be allocated to such Partner pursuant to section 704(e)(2) or 706(d) of the Code or section 1.751-1(b)(2)(ii) of the Regulations (as determined under section 1.704-1(b)(2)(ii)(d) of the Regulations);

                           (d) Increased by the amount (if any) of such
Partner's share of Partnership Minimum Gain;

                           (e) Increased by the amount (if any) of such
Partner's share of Partner Nonrecourse Debt Minimum Gain; and

                           (f) Increased by the amount (if any) of such
Partner's Modified 752 Share of Recourse Debt.





                                                      EXHIBIT A -- PAGE 8 OF 13

                                   ARTICLE III

                         ALLOCATIONS OF PROFIT AND LOSS

                  Section 3.1 Allocation Of Book Items.

                  Subject to the provisions of Sections 3.2 and 3.3, all items of profit and loss realized by the Partnership during each fiscal year shall be allocated among the Partners (after giving effect to all adjustments attributable to all contributions and distributions of money and property effected during such year) in the manner prescribed in this Section 3.1.

                          (a) Pursuant to section 1.704-2(f) of the Regulations
(relating to minimum gain chargebacks), if there is a net decrease in Partnership Minimum Gain for such year (or if there was a net decrease in Partnership Minimum Gain for a prior fiscal year and the Partnership did not have sufficient amounts of Gross Income and Book Gain during prior years to allocate among the Partners under this Section 3.1), then items of Gross Income and Book Gain shall be allocated, before any other allocation is made pursuant to the succeeding provisions of this Section 3.1 for such year, to each Partner in an amount equal to such Partner's share of the net decrease in such Partnership Minimum Gain (as determined under sections 1.704-2(g)(2) of the Regulations).

                           (b) Pursuant to section 1.704-2(i)(4) of the
Regulations (relating to minimum gain chargebacks), if there is a net decrease in Partner Nonrecourse Debt Minimum Gain with respect to a Partner Nonrecourse Debt for such year (or if there was a net decrease in such Partner Nonrecourse Debt Minimum Gain for a prior fiscal year and the Partnership did not have sufficient amounts of Gross Income and Book Gain during prior years to allocate among the Partners under this Section 3.1(b)), then items of Gross Income and Book Gain shall be allocated, before any other allocation is made pursuant to the succeeding provisions of this Section 3.1 for such year, to each Partner with a share of such Partner Nonrecourse Debt Minimum Gain as of the first day of such year in an amount equal to such Partner's share of the net decrease in such Partner Nonrecourse Debt Minimum Gain (as required by sections 1.704-2(i)(4) of the Regulations).

                           (c) Pursuant to section 1.704-l(b)(2)(ii)(d) of the
Regulations (relating to "qualified income offsets"), Partnership profit shall be allocated, before any other allocation is made pursuant to the succeeding provisions of this Section 3.1 for such year, among the Partners with deficit balances in their Section 704 Capital Accounts (as determined after giving effect to all adjustments attributable to the allocations provided for in Sections 3.1(a) and 3.1(b) hereof but before giving effect to any adjustment attributable



                                                      EXHIBIT A -- PAGE 9 OF 13
to other allocations provided for in succeeding provisions of this Section 3.1) in amounts and the manner sufficient to eliminate such deficit balances as quickly as possible.

                           (d) All Partner Nonrecourse Deductions attributable
to a Partner Risk Nonrecourse Debt shall be allocated among the Partner bearing the Economic Risk Of Loss for such debt; provided, however, that if more than one Partner bear the Economic Risk Of Loss for such debt, the Partner Risk Nonrecourse Deductions attributable to such debt shall be allocated to and among such Partners, pro rata in the same proportion that their Economic Risks Of Loss bear to one another.

                           (e) All Nonrecourse Deductions shall be allocated
among the Partners, pro rata in accordance with their respective Sharing Percentages.

                           (f) Any Adjusted Net Income realized by the
Partnership for such year and, except as otherwise provided in Section 3.1(h) hereof, any Book Gain derived from a Capital Transaction occurring during such year and not allocated pursuant to Sections 3.1(a), 3.1(b) and 3.1(c) hereof, shall be allocated among the Partners, as necessary, so as to cause the balances in their respective Section 704 Capital Accounts to be in the same ratio to one another as are their Sharing Percentages, with all remaining amounts of Adjusted Net Income and Book Gain to be allocated to the Partners, pro rata in accordance with their respective Sharing Percentages:

                           (g) Any Adjusted Net Loss realized by the Partnership
for such year and, except as otherwise provided in Section 3.1(h) hereof, any Book Loss derived from a Capital Transaction occurring during such year and not allocated pursuant to Sections 3.1(a), 3.1(b) and 3.1(c) hereof, shall be allocated among the Partners, as necessary, so as to cause the balances in their respective Section 704 Capital Accounts to be in the same ratio to one another as are their Sharing Percentages, with all remaining amounts of Adjusted Net Loss and Book Gain to be allocated to the Partners, pro rata in accordance with their respective Sharing Percentages.

                           (h) Book Gain Or Loss derived from a Capital
Transaction that is entered into in connection with, or results in, the Liquidation of the Partnership shall be allocated among the Partners as follows in the following order of priority (after giving effect to all adjustments attributable to allocations of items of Partnership profit and loss made pursuant to the preceding provisions of this Section 3.1 for such year and after giving effect to all adjustments attributable to contributions and distributions or money and property effected prior to such determination):

                                    (i) Book Gain remaining after the
                  allocations provided for in Sections 3.1(a), 3.1(b) and 3.1(c) hereof shall be allocated as follows and in the following order of priority:


                                                     EXHIBIT A -- PAGE 10 OF 13

                                    (A) First: Book Gain equal to the deficit
                           balance (if any) in each Partner's Capital Account shall be allocated to such Partner.

                                    (B) Second: An amount of Book Gain shall be
                           allocated next among the Partners to the least extent necessary to cause their positive Capital Account balances to equal their respective Sharing Percentages.

                                    (c) Third:  All remaining amounts of Book
                           Gain shall be allocated among the Partners, pro rata in accordance with their respective Sharing Percentages.

                               (ii) Book Loss (if any) shall be allocated as
                     follows and in the following order of priority:

                                    (A) First: Book Loss shall be allocated to
                           the Partners to the least extent necessary to cause the positive balances in their Capital Accounts to be in the same proportion to one other as are their respective Sharing Percentages.

                                    (B) Second: Amounts of Book Loss shall be
                           allocated next among all of the Partners, pro rata in accordance with their respective Sharing Percentages until the Capital Account balance of each Partner equals zero.

                                    (c) Third: Any remaining Book Loss shall be
                           allocated to the General Partner.

                           (i) For purposes of determining the nature (as
ordinary or capital) of any Partnership profit allocated among the Partners for federal income tax purposes pursuant to this Section 3.1, the portion of such profit required to be recognized as ordinary income pursuant to sections 1245 and/or 1250 of the Code shall be deemed to be allocated among the Partners in the same proportion that they were allocated and claimed the Book Depreciation deductions, or basis reductions, directly or indirectly giving rise to such treatment under sections 1245 and/or 1250 of the Code.

                           (j) The parties intend that the foregoing allocation
provisions of this Section 3.1 shall produce Capital Account balances of the Partners that will permit liquidating distributions that are made in accordance with final Capital Account balances under Section 16.3 of the Agreement to be made to the Partners, pro rata in accordance with their respective Sharing Percentages. To the extent that the tax allocation provisions of this Section
3.1 would fail to cause the Partners' final Capital Account balances to be in



                                                     EXHIBIT A -- PAGE 11 OF 13
such ratio, (i) such provisions shall be amended by the Partners if and to the extent necessary to produce such result and (ii) taxable income and taxable loss of the Partnership for prior open years (or items of Gross Income and Deductible Expenses of the Partnership for such years) shall be reallocated among the Partners to the extent it is not possible to achieve such result with allocations of items of income (including Gross Income) and Deductible Expenses for the current year and future years. This Section 3.01(j) shall control notwithstanding any reallocation or adjustment of taxable income, taxable loss, or items thereof by the Internal Revenue Service or any other taxing authority.

                  Section 3.2  Allocation Of Tax Items.

                           (a) Except as otherwise provided in the succeeding
provisions of this Section 3.2, each Tax Item shall be allocated among the Partners in the same manner as each correlative item of profit or loss, as calculated for book purposes, is allocated pursuant to the provisions of Section
3.1 hereof.

                           (b) The Partners hereby acknowledge that all Tax
Items in respect of any Book/Tax Disparity Property owned by the Partnership are required to be allocated among the Partners in the same manner as under section 704(c) of the Code (as specified in sections 1.704-l(b)(2)(iv)(f) and 1.704-1
(b)(2)(iv)(g) of the Regulations) and that the principles of section 704(c) of the Code require that such Tax Items must be shared among the Partners so as to take account of the variation between the adjusted tax basis and Book Basis of each such Book/Tax Disparity Property. Thus, notwithstanding anything in Section
3.1 or 3.2(a) hereof to the contrary, the Partners' distributive shares of Tax Items in respect of each Book/Tax Disparity Property shall be separately determined and allocated among the Partners in accordance with the principles of section 704(c) of the Code. For purposes of making tax allocations pursuant to section 704(c) of the Code (including allocations pursuant to Section 1.704-1(b)(2)(iv)(f) if a Revaluation Event occurs) the General Partner shall determine the method or methods to be used by the Partnership.

                  Section 3.3 Allocations Of Profit And Loss And Distributions In Respect Of Interests Transferred.

                           (a) If any Unit or other interest in the Partnership
is transferred, or is increased or decreased by reason of the admission of a new Partner or otherwise, during any Fiscal Year, each item of Adjusted Net Income Or Loss, Book Gain Or Loss and other Partnership profit and loss for such year shall be divided and allocated among the Partners in question by taking account of their varying interests in the Partnership during such year on a daily, monthly or other basis, as determined by the General Partner using any permissible method under section 706 of the Code and the Regulations thereunder.

                           (b) Distributions of Partnership properties in
respect of a unit or other interest in the Partnership shall be made only to the Persons or entities who,

                                                     EXHIBIT A -- PAGE 12 OF 13
according to the Partnership's books and records, are the holders of record of the Units or other interests in the Partnership in respect of which such distributions are made on the actual date of distribution. Neither the Partnership nor the General Partner shall incur any liability for making distributions in accordance with the provisions of the preceding sentence, whether or not the Partnership or the General Partner has knowledge or notice of any transfer or purported transfer of ownership of any unit or other interest in the Partnership.

                           (c) Notwithstanding any provision above to the
contrary, Book Gain Or Loss realized in connection with a sale or other disposition of any Partnership properties shall be allocated solely among the parties owning units or other interests in the Partnership as of the date such sale or other disposition occurs.









                                                     EXHIBIT A -- PAGE 13 OF 13

                                    EXHIBIT B

                                                 CAPITAL
GENERAL PARTNER                               CONTRIBUTION            UNITS
----------------------------------------   ------------------     -----------
Galen Holdings, Inc                              10,000                100
c/o Columbia/HCA Healthcare
Corporation
One Park Plaza
P.O. Box 550
Nashville, TN 37202-0550
Attention: General Counsel


                                                 CAPITAL
LIMITED PARTNERS                              CONTRIBUTION            UNITS
----------------------------------------   ------------------     -----------
Columbia/TSP Holdings, Inc.                      790,000              7,900
c/o Columbia/HCA Healthcare
Corporation
One Park Plaza
P.O. Box 550
Nashville, TN 37202-0550
Attention: General Counsel


Brim Healthcare, Inc.                           $200,000              2,000
305 N.E. 102nd Street
Portland, OR 97220-4199
Attention: Chief Executive Officer

                                                                      EXHIBIT C

                                     FORM OF

                     CORPORATE FORM OF PURCHASING AGREEMENT
                                  GROUP MEMBER

         This Corporate Purchasing Agreement (the "Agreement") is entered into by and between _______, a _________ (hereinafter "Participant"), located at ___________ and ALIGNED BUSINESS CONSORTIUM GROUP, L.P. a limited partnership (hereinafter "ABC Group"), located at One Park Plaza, Nashville, Tennessee 37203, ATTENTION: EXECUTIVE DIRECTOR OF ABC GROUP.

                              W I T N E S S E T H:

         A. ABC Group maintains agreements for purchasing various goods, supplies, materials, dietary products, pharmaceuticals and equipment (collectively, "Supplies and Equipment") used by hospitals on a national basis. The purchase agreements, as amended or modified from time to time, together with such additional purchase agreements as ABC Group and its affiliates may hereafter enter into and which are designated by ABC Group as a part of this program, are herein collectively referred to as the "Supply Contracts."

         B. Participant desires to purchase Supplies and Equipment under the Supply Contracts in accordance with the terms and conditions of those Supply Contracts; subject however to limitations imposed on Participant under its existing supply agreements and technological limitations related to Participant's equipment and operations. The current Supply Contracts are described on Exhibit A attached hereto.

         C. Participant and its affiliates own, operate and/or manage the hospitals or other health care related facilities and services described on Exhibit B attached hereto (the "Facilities").

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth, it is agreed as follows:

         1. PURPOSE. Participant hereby engages ABC Group to assist in the purchasing of Supplies and Equipment used in the normal and customary operations of the Facilities of the Participant and ABC Group agrees to assist in the purchasing of such Supplies and Equipment, all as more fully set forth below.

         2. TERM. Subject to prior termination under Paragraph 7 below, the term of this Agreement shall be for a period of five (5) years commencing on _________, and ending on __________ (the "Term"). Upon completion of the Term of this Agreement, the parties may negotiate with respect to extension or renewal hereof. If upon the expiration hereof, an agreement has not been negotiated by the parties, this Agreement shall continue on a month-to-month basis upon the same terms and conditions as were in effect prior to expiration, subject to termination by either party upon ninety (90) days written notice to the other.

         3.       ABC GROUP'S RESPONSIBILITIES.

                  (A) Upon execution of this Agreement, ABC Group will deliver, or cause to be delivered, to Participant a copy (or brief summary hereof) of all Supply Contracts which ABC Group has in effect at that time. Additionally, ABC Group will, during the Term hereof and any extension or renewal, provide Participant with copies of any additional amendments, changes or termination to such agreements on a timely basis so that Participant can be advised thereof.

                  (B) ABC Group will provide consultation with Participant to effect a smooth transition to the purchasing program.

                  (C) ABC Group shall notify each of the suppliers under the Supply Contracts that Participant and its affiliates are participating in those agreements. Participant and its affiliates shall be entitled to purchase Supplies and Equipment under the Supply Contracts for the normal and customary use of such Supplies and Equipment in the operation of the Facilities and, in connection therewith, Participant and its affiliates shall receive the same discounts thereunder as ABC Group.

                  (D) Participant acknowledges that ABC Group has certain subsidiaries and affiliates which operate in the health care field. Certain of these subsidiaries or affiliates may, from time to time, make proposals to or do business with Participant and/or its affiliates. Participant and its affiliates shall not be required to accept any such future proposals as a result of this Agreement or any other business relationship between ABC Group and Participant and its affiliates.

                  (E) ABC Group shall consult with Participant and its affiliates regarding the monitoring and evaluation of the implementation and utilization of the Supply Contracts.

         4. REPRESENTATIONS AND COVENANTS BY PARTICIPANT. Participant hereby represents and warrants to and covenants with ABC Group as follows:

                  (A) All purchasing by Participant and its affiliates of Supplies and Equipment under said Supply Contracts shall be in the name of Participant or its affiliates, who shall be solely responsible for payment therefore.

                  (B) Any purchase under the Supply Contracts by Participant and its affiliates for Supplies and Equipment for any of the Facilities will be between Participant or its affiliates, on the one hand, and the respective contractor, on the other hand. ABC Group shall have no liability under such agreements or with respect to any such purchases, or any Supplies and

         Equipment furnished thereunder. Without limiting the generality of the foregoing, ABC Group does not make any warranty, express or implied, as to such Supplies and Equipment.

                  (C) Participant and its affiliates shall indemnify and hold harmless ABC Group, its affiliates, subsidiaries, agents, officers, directors and employees (the "Indemnified Parties") from any liability, claim, judgment, penalty, cost or expense (including attorneys fees and litigation expenses) incurred by, brought or asserted against them or any of them arising out of this purchasing program, including without limitation any claims resulting the failure to pay for any Supplies and Equipment purchased, any product liability claims associated with the Supplies and Equipment purchased, and any claims resulting from ABC Group's acts or omissions (except to the extent that any such claims result from the gross negligence or intentional misconduct of ABC Group).

                  (D) During the Term of this Agreement and any extension or renewal hereof, neither Participant nor any of its affiliates shall enter into or utilize any other similar group purchasing agreement or arrangement for purchasing hospital goods, supplies, materials, dietary products, pharmaceutical and/or equipment except with ABC Group or a subsidiary or affiliate of ABC Group. The parties intend that this Agreement shall be the exclusive arrangement that Participant utilizes for the purchase of Supplies and Equipment through a group purchasing organization or similar entity.

                  (E) Participant shall ensure that the Facilities will not utilize or maintain membership in any other group purchasing organization except for the group purchasing organization of ABC Group.

                  (F) Participant covenants, represents and warrants that the Facilities will maintain a compliance rate of 80% for the ABC Group Supply Contracts.

                  (G) Participant shall cause the Facilities to comply with the payment terms of the Supply Contracts.

         5.       COMPENSATION.

                  (A) As compensation for purchasing assistance services rendered by ABC Group, Participant shall pay a fee of $10,000.00 per facility for the first year, and $5,000.00 per year per facility for years two through five. The first payment shall be due upon execution of this Agreement. The second payment shall be due on the first anniversary of the execution of this Agreement and each subsequent payment shall be due on the next succeeding anniversary date. If this Agreement is extended on a month-to-month basis as described in Section 2 hereof, Participant shall pay to ABC Group in advance on the first of every month during the continuation of this Agreement $1000 per facility as compensation for the purchasing assistance services.

                  (B) All payments will be made to:

                      ALIGNED BUSINESS CONSORTIUM GROUP
                      ONE PARK PLAZA
                      NASHVILLE, TENNESSEE 37203
                      ATTENTION: WAYNE COLE, EXECUTIVE DIRECTOR

                  (C) Participant acknowledges that, as a result of Participant's participation in the up purchasing program, ABC Group may receive administrative fees in connection with certain Supplies and Equipment that are purchased, licensed or leased by Participant and its affiliates for the Facilities. Such payment shall not exceed 3% of the purchase price of the goods or services provided by the participating vendor. All administrative fees collected by ABC Group, with respect to purchases made by Participant and its affiliates for the Facilities will be shared with Participant on a fifty-fifty (50-50) basis. ABC Group shall disclose to Participant, on a quarterly basis, ABC Group's receipt of these fees and will submit to Participant in writing, on an annual basis, and to the Secretary of Health and Human Services upon his or her request, the amount received from each vendor with respect to purchases made by or on behalf of Participant. Participant is responsible for disclosing this information to each Facility and for the payment of any portion of such fees which is due to Participant's affiliates or the Facilities.

         6. LOSS OF ADMINISTRATIVE FEE SHARE. ABC Group shall not be obligated to share the administrative fees with Participant as described in
SECTION 5 above upon the occurrence of any one or more of the following events:

                  (A) Failure of Participant and/or its affiliates to maintain the compliance level described in Section 4.f. for any one or more of the Facilities.

                  (B) Failure of Participant and/or its affiliates to comply with the terms and conditions of Supply Contracts.

         7.       TERMINATION.

                  (A) Either party may terminate this Agreement without cause at any time during the Term or thereafter by giving written notice to the other, such termination to be effective ninety (90) days after the date such notice is given.

                  (B) Upon termination of this Agreement, whether by expiration of its Term or otherwise, ABC Group shall have no further obligations hereunder, including, without limitation, no obligation to maintain, update or advise Participant or its affiliates concerning any system or procedure provided hereunder.

                  (C) ABC Group may terminate this Agreement on ten (10) days notice to Participant if Participant or its affiliates fail to meet the compliance level described in Section 4.f. for any one or more of the Facilities or if Participant otherwise breaches the terms of this Agreement.

         8.       SUCCESSORS AND ASSIGNS.

                  (A) Neither party may assign its interest in or delegate the performance of its obligations under this Agreement to any other person without obtaining the prior written consent of the other party, except that ABC Group may assign its interest or delegate the performance of its obligations to a any affiliate of ABC Group or any other party that is qualified to do business in the states in which the Facilities are located (if such qualification is required pursuant to the laws of those states).

                  (B) Participant shall not have the right to sell, hypothecate, convey, assign or otherwise transfer this Agreement or assign any of its interest or the benefits hereunder to any other party without the prior written consent of ABC Group; provided however that the affiliates of Participant who are operating the Facilities may participate in this purchasing program to the extent required for the normal and customary usage of Supplies and Equipment for those Facilities.

                  (C) The terms, provisions, covenants, obligations and conditions of this Agreement shall be binding upon and shall inure to the benefit of the successors in interest and the assigns of the parties hereto, provided that no assignment, transfer, pledge or mortgage by or through either party, as the case may be, in violation of the provisions of this Agreement, shall vest any rights in the assignee, transferee, pledgee or mortgagee.

         9. NOTICES. Any notice by any party to the other shall be in writing and shall be deemed to have been given on the earlier of (a) the date on which it is personally received or (b) four (4) days after it is deposited in the U.S. mail, postage prepaid, certified with return receipt requested and addressed to the party at its address as set forth on Page 1 of this Agreement (or at such other address as may have been designated by the party pursuant to this Paragraph 9).

         10. APPLICABLE LAW. This Agreement is entered into in the State of Tennessee and shall be governed by the laws of the State of Tennessee and all actions concerning this Agreement shall be brought in the courts of the State of Tennessee with exclusive venue in Davidson County, Tennessee.

         11. ACCESS TO BOOKS AND RECORDS OF ABC GROUP BY SECRETARY OF HHS OR AUTHORIZED REPRESENTATIVE. Upon written request of the Secretary of Health and Human Services or the Comptroller General or any of their duly authorized representatives, ABC Group or any other related organization providing services with a value or cost of ten thousand dollars ($10,000.00) or more, over a twelve (12) month period, shall make available to the Secretary the contract, books, documents and records that are necessary to certify the nature and extent of the costs of providing such services. Such inspection shall be available up to four (4) years after the rendering of such services. This paragraph is not intended to prohibit or impede any state audits pursuant to state law.

         12. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and correctly sets forth the rights, duties and obligations of the parties as of the date set forth above. Any and all prior agreements, promises, proposals, negotiations or representations, whether written or oral, which are not expressly set forth in this Agreement are hereby superseded and are of no force or effect. No modification, amendment or change hereof shall be effective or binding on any party unless set forth in writing, duly executed by the parties.

         13. MISCELLANEOUS. The parties acknowledge that this Agreement is the result of mutual negotiation. Accordingly, this Agreement shall not be construed against the party preparing and drafting it, but shall be construed as if both parties jointly prepared and drafted it. Any uncertainty or ambiguity shall not be interpreted against either party by virtue of such party's actual role in the preparation and drafting hereof. The waiver by any party hereto of any requirement or obligation arising hereunder shall be in writing to be effective and shall not operate or be construed as a subsequent waiver thereof. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in one or more counterparts, each of which shall be an original but all of which shall constitute one instrument. If any provision contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not invalidate this entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it valid and enforceable, and if no such modification shall render it valid or enforceable, then this Agreement shall be construed as if not containing such provision. The term "affiliate" shall mean with respect to any party any entity or person controlling, controlled by or under common control with such party. This Agreement is intended solely for the benefit of the parties hereto and is not intended to, and shall not, create any enforceable third party beneficiary rights.

         14. CONFIDENTIALITY. All information, documents and instruments (including, without limitation, all information relative to the terms and conditions of the Supply Contracts) delivered to Participant and its affiliates or their agents, directors, officers and employees are of a confidential and proprietary nature. Participant agrees that throughout the term of this Agreement and for a period of five (5) years following the expiration of this Agreement it will maintain the confidentiality of all such confidential information, documents or instruments and will only disclose such information, documents and instruments to its duly authorized officers, directors, representatives and agents and its affiliates who operate the Facilities. Participant shall communicate to each of such parties the confidentiality obligations required under this Agreement and shall be responsible for those parties compliance with these confidentiality obligations. Participant acknowledges and agrees that any breach of this section would result in irreparable harm to ABC Group and its affiliates and that therefore each of them shall be entitled to an injunction to prohibit any such breach or anticipated breach, without the necessity of posting a bond, cash or otherwise, in addition to all of their other legal and equitable remedies.

         IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed by their authorized representatives this _____ day of _____________, 199___.


ALIGNED BUSINESS                                 [PARTICIPANT]
CONSORTIUM GROUP

By:
         --------------------------              ----------------------------
         SIGNATURE                               SIGNATURE

         --------------------------              ----------------------------
         PRINT NAME                              PRINT NAME

         --------------------------              ----------------------------
         TITLE                                   TITLE

                                    EXHIBIT A

         LIST OF HOSPITALS AND OTHER HEALTH CARE FACILITIES AND SERVICES


NAME               ADDRESS               DESCRIPTION         OWNED OR MANAGED
----               -------               -----------         ----------------

                             CONTRIBUTION AGREEMENT


         THIS CONTRIBUTION AGREEMENT (the "Agreement") is made and entered into as of this 1st day of June, 1997, by and between Galen Holdings, Inc., a Delaware corporation, ("Columbia Sub"), Columbia/TSP Holdings, Inc., a Nevada corporation ("Columbia/TSP," and collectively with Columbia Sub, the "Columbia Entities"), and Aligned Business Consortium Group, L.P., a Delaware limited partnership (the "Partnership").

         WHEREAS, Columbia Sub currently holds a one percent (1%) interest as a general partner in the Partnership, and Columbia/TSP currently holds a ninety-nine (99%) interest as a limited partner in the Partnership.

         WHEREFORE, in consideration of: the promises and mutual covenants set forth herein, each of the Columbia Entities and the Partnership declare and agree as follows:

1. CONTRIBUTION. Columbia Sub and Columbia/TSP hereby contribute as a capital contribution to the Partnership the amount of $800,000 in cash, in the aggregate, with each such Columbia Entity contributing the amount set forth opposite its name on Schedule 1 hereto.

2. RECORDATION. The Partnership hereby accepts and acknowledges receipt in full of such contributions to the capital of the Partnership, and shall reflect such contribution in its required records, and shall also reflect that upon the consummation of the contribution to the Partnership by Brim Healthcare, Inc., an Oregon corporation ('Brim"), pursuant to that certain Contribution Agreement of even date herewith between the Partnership and Brim, the ownership interest of Columbia Sub shall be a one percent (1%) general partnership interest in the Partnership and the ownership interest of Columbia/TSP shall be a seventy-nine percent (79%) limited partnership interest in the Partnership.

3. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware.

4. MODIFICATION. Neither this Agreement nor any provision hereof shall be amended or modified (or deemed amended or modified), except by an agreement in writing duly executed and acknowledged with the same formality as this Agreement.

5. ATTORNEYS' FEES. In the event of a claim or controversy between the parties for any matter arising out of this Agreement, the prevailing party in such claim or controversy shall be entitled to recovery against the other party of reasonable attorneys' fees and court costs at all levels.

6. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

7. INDEPENDENT COVENANTS. Each of the respective rights and obligations of the parties hereunder shall be deemed independent and may be enforced independently irrespective of any of the other rights and obligations set forth herein. No waivers, express or implied, by either party or any breach of any of the covenants, agreements or duties hereunder of the other party shall be deemed to be a waiver of any other breach thereof or the waiver of any other covenant, agreement or duty.

8. ENTIRE UNDERSTANDING. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof, who hereby acknowledge that there have been and are no representations, warranties, covenants or understandings other than those expressly set further herein.

         IN WITNESS WHEREOF, Columbia Sub, Columbia/TSP and the Partnership have caused this Agreement to be duly executed as of the day and year set forth above.

                                      GALEN HOLDINGS, INC.

                                      By: /s/ Stephen T. Braun
                                          ----------------------------
                                          Name: Stephen T. Braun
                                          Title: Senior Vice President


                                      COLUMBIA/TSP HOLDINGS, INC.


                                      By: /s/ Stephen T. Braun
                                          ----------------------------
                                          Name: Stephen T. Braun
                                          Title: Senior Vice President


                                      ALIGNED BUSINESS CONSORTIUM GROUP, L.P.


                                      By: /s/ Stephen T. Braun
                                          ----------------------------
                                          Name: Stephen T. Braun
                                          Title: Senior Vice President

                                   SCHEDULE 1

COLUMBIA ENTITY                                         CAPITAL CONTRIBUTION
---------------                                         --------------------
Galen Holdings, Inc.                                    $ 10,000

Columbia/TSP Holdings, Inc.                             $790,000

                             CONTRIBUTION AGREEMENT



         THIS CONTRIBUTION AGREEMENT (the "Agreement") is made and entered into as of this 1st day of June, 1997, by and between Brim Healthcare, Inc., an Oregon corporation ("Brim"), and Aligned Business Consortium Group, L.P., a Delaware limited partnership (the "Partnership").

         WHEREFORE, in consideration of the promises and mutual covenants set forth herein, each of Brim and the Partnership declare and agree as follows:

1. CONTRIBUTION. As consideration for the issuance of a 20% limited partnership interest (the "Partnership Interest") in the Partnership, Brim hereby contributes as a capital contribution to the Partnership (i) the software, information and tracking systems it uses in connection with its business of providing administrative and other services for group purchasing, as described and valued at the amount set forth on Exhibit A attached hereto and incorporated herein by this reference, (ii) all "know-how," trade secrets and proprietary information relating to such systems or such business, and (iii) the amount of $200,000 in cash.

2. RECORDATION. The Partnership hereby accepts and acknowledges receipt in full of such contributions to the capital of the Partnership. The Partnership shall reflect such contribution in its required records, and shall also reflect the issuance of a 20% limited partnership interest in the Partnership to Brim.

3. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware.

4. REPRESENTATIONS AND WARRANTIES. Brim hereby represents and warrants to the Partnership that it has good and marketable title to the Assets hereby contributed to the Partnership, free and clear of any and all liens, liabilities, obligations, restrictions, encumbrances or any other defects in title. Brim further represents and warrants to the Partnership that (i) Brim has no continuing agreement, contract, obligation, promise, or undertaking (whether written or oral and whether express or implied) with Tenet Healthcare Corporation ("Tenet") or its affiliates respecting the Assets or the business previously conducted by Brim using the Assets, except that Brim has previously licensed a version of the software referred to in paragraph 1 hereof to Tenet (the "Tenet License"), and (ii) the formation of the Partnership and the performance of any obligations under this Agreement or the Partnership Agreement will not, indirectly or directly, contravene, conflict with or result in a violation or breach of, or give any person the right to declare a default or exercise any remedy under, any agreement, contract, obligation, promise, or undertaking (whether written or oral and whether express or implied), including the Tenet License, with Tenet or its affiliates.

5. INDEMNIFICATION. Brim hereby agrees to indemnify, defend and hold the Partnership and its general partner and limited partners (other than Brim) harmless from and against, any and all liabilities, indebtedness, commitments or obligations of any kind whatsoever, including, but not limited to, reasonable attorney's fees, including fees on appeal, (i) resulting from Brim's breach of any representation or warranty set forth herein, or (ii) relating to the transfer of the Assets or any business or activity of Brim prior to the date hereof which is related to the Assets contributed pursuant hereto.

6. MODIFICATION. Neither this Agreement nor any provision hereof shall be amended or modified (or deemed amended or modified), except by an agreement in writing duly executed and acknowledged with the same formality as this Agreement.

7. ATTORNEYS' FEES. In the event of a claim or controversy between the parties for any matter arising out of this Agreement, the prevailing party in such claim or controversy shall be entitled to recovery against the other party of reasonable attorneys' fees and court costs at all levels.

8. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

9. INDEPENDENT COVENANTS. Each of the respective rights and obligations of the parties hereunder shall be deemed independent and may be enforced independently irrespective of any of the other rights and obligations set forth herein. No waivers, express or implied, by either party or any breach of any of the covenants, agreements or duties hereunder of the other party shall be deemed to be a waiver of any other breach thereof or the waiver of any other covenant, agreement or duty.

10. ENTIRE UNDERSTANDING. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof, who hereby acknowledge that there have been and are no representations, warranties, covenants or understandings other than those expressly set further herein.

         IN WITNESS WHEREOF, Brim and the Partnership have caused this Agreement to be duly executed as of the day and year set forth above.


                               BRIM HEALTHCARE, INC.

                               By:  /s/ Jim M. Kinney
                                    -----------------------------
                                    Name:  Jim M. Kinney
                                    Title: President


                               ALIGNED BUSINESS CONSORTIUM GROUP, L.P.

                               By: Galen Holdings, Inc.,
                                     its General Partner

                                     By: /s/ Stephen T. Braun
                                         ---------------------------
                                         Name: Stephen T. Braun
                                         Title: Senior Vice President

                                  EXHIBIT A TO
                             CONTRIBUTION AGREEMENT


All of the Brim Group Purchasing Software and other information and tracking systems used in connection with its business of providing services for group purchasing.

                               SERVICES AGREEMENT


         THIS SERVICES AGREEMENT (this "Agreement") is made and entered into this 1st day of June, 1997, by and between Galen Holdings, Inc., a Delaware corporation ("Columbia"), and Aligned Business Consortium Group, L.P., a Delaware limited partnership (the "Partnership").

                               W I T N E S S E T H

         WHEREAS, the Partnership has been formed for the purpose of owning, managing, developing and operating a group purchasing organization for healthcare supplies, services and materials;

         WHEREAS, Columbia is the general partner of the Partnership, and as such has the authority pursuant to the law of the State of Delaware and the Amended and Restated Limited Partnership Agreement of the Partnership (the "Partnership Agreement") to manage and control the business and properties of the Partnership (all capitalized terms used herein and not otherwise defined are so defined in the Partnership Agreement);

         WHEREAS, Columbia, through its executives, other personnel, and personnel at Affiliates, possesses certain experience and expertise in the management, development and operation of businesses like that of Partnership; and

         WHEREAS, the Partnership wishes to retain Columbia to provide certain services ("Services") for the Partnership, as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties hereto, it is mutually agreed as follows:

         1. ENGAGEMENT. The Partnership hereby retains Columbia, and Columbia hereby agrees to be retained by the Partnership, to provide Services upon the terms and conditions hereinafter set forth.

         2. SERVICES. In consideration of the reimbursements to be made by the Partnership in accordance with paragraph 3 hereof, Columbia will provide, or may provide through one or more of its Affiliates, the following Services to the
Partnership:

                  a. MANAGEMENT OVERSIGHT. Columbia shall provide advisory, consultative and other direct services to the Partnership to assist the Partnership in achieving its objectives.

                  b. PERSONNEL. Columbia shall provide and employ all of the full-time employees of the Partnership (the "Employees").

                  c. COMPENSATION/BENEFITS. Compensation, benefits and the terms and conditions of employment ("Benefits") of the Employees shall, initially, be consistent with those generally offered to employees of Columbia/HCA Healthcare Corporation, a Delaware corporation, ("Columbia/HCA"), and its affiliates, provided, that such Benefits may, subsequently, be amended or altered by Columbia from time to time so as to be different from Benefits generally offered to employees of Columbia/HCA.

                  d. COMPUTERS AND INFORMATION SYSTEMS. Columbia will provide the Partnership with access to appropriate computer and information systems.

                  e. SPACE. Columbia will provide the Partnership with office space at its headquarters in Nashville, Tennessee or at such other location as Columbia shall designate.

                  f. GROUP PURCHASING. Columbia shall provide the Partnership with appropriate access to, or the benefit of, Columbia's purchasing greements or purchasing programs of Columbia/HCA, to the extent that Columbia is legally or practically able to do so.

         3. REIMBURSEMENT. Columbia shall be reimbursed by the Partnership for costs and expenses associated with the provision of Services (except for any Services provided by Ed Carty) to the Partnership as described in paragraph 2 above, including any reasonable out-of-pocket travel costs and expenses associated with providing such Services to the Partnership.

         At all times, Columbia shall allocate the costs and expenses of providing Services to the Partnership in a manner that is fair and equitable, in Columbia's reasonable discretion.

         4. AFFILIATES. Any Service to be provided hereunder may be provided, at the option of Columbia, by an Affiliate of Columbia, but Columbia will be responsible for assuring the quality and timely delivery of all Services hereunder. In such case, such Affiliate will be a subcontractor of Columbia, Columbia will be responsible for paying any fees of such Affiliate.

         5. TERM. The term of this Agreement shall commence upon the execution of this Agreement and shall terminate on the fifth anniversary hereof; provided, however, that, notwithstanding the foregoing, this Agreement shall automatically terminate at such time as Columbia and the Original Limited Partner or its Affiliates are no longer Partners in the Partnership.

         6. NOTICES. All notices required to be given under this Agreement shall be in writing, and delivered in person or sent by telecopy, overnight courier or certified mail, return receipt requested, postage prepaid, to the following addresses:

Columbia:                       Galen Holdings, Inc.
                                One Park Plaza
                                Nashville, Tennessee 37203
                                Attn: Chief Executive Officer

Partnership:                    Aligned Business Consortium Group, L.P.
                                One Park Plaza
                                Nashville, TN 37203
                                Attn: Executive Director

with a copy to:                 Columbia/HCA Healthcare Corporation
                                One Park Plaza
                                Nashville, TN 37203
                                Attn: General Counsel

         The foregoing addresses may be changed by either of the aforesaid persons, and additional persons may be added thereto by notifying all of the other parties hereto in writing and in the manner hereinabove set forth. All notices shall be effective on the earlier of receipt or five (5) days after deposited in the U.S. Mail.

         7. ASSIGNMENT. Columbia shall have the right to assign this Agreement without prior written consent of the Partnership if such assignment is to an entity which is owned directly or indirectly by Columbia. The Partnership shall not assign this Agreement without the prior written consent of Columbia.

         8. INDEMNIFICATION. The Partnership shall indemnify, defend and hold harmless Columbia and its agents and employees of and from any claims, losses, liabilities and demands of every kind and nature whatsoever, including, without limitation, the costs of defending any such claims, liabilities and demands, including, without limitation, reasonable attorneys' and accountants' fees therefor, arising in connection with Columbia's authorized activities set forth herein; provided, however, that the Partnership shall not be required to indemnify or hold harmless Columbia from any claims, losses, liabilities or demands which arise from actions (or failures to act) which are performed in bad faith by Columbia and which arise out of willful misconduct, gross negligence or fraud by Columbia or any of its agents or employees.

         9. MODIFICATION. Neither this Agreement nor any provision hereof shall be amended or modified (or deemed amended or modified), except by an agreement in writing duly executed and acknowledges with the same formality as this Agreement.

         10. GOVERNING LAW. All matters affecting the interpretation of this Agreement and the rights or the parties hereto shall be governed by the laws of the State of Delaware.

         11. INDEPENDENT COVENANTS. Each of the respective rights and obligations of the parties hereunder shall be deemed independent and may be enforced independently irrespective of any of the other rights and obligations set forth herein. No waivers, express or implied, by either party or any breach of any of the covenants, agreements or duties hereunder of the other party shall be deemed to be a waiver of any other breach thereof or the waiver of any other covenant, agreement or duty.

         12. ENTIRE UNDERSTANDING. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof, which hereby acknowledge that there have been and are no representations, warranties, covenants or understandings other than those expressly set further herein.

         13. ATTORNEYS' FEES. In the event of a claim or controversy between the parties for any matter arising out of this Agreement, the prevailing party in such claim or controversy shall be entitled to recovery against the other party of reasonable attorneys' fees and court costs at all levels.

         14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

         IN WITNESS WHEREOF the parties hereunto have executed this Agreement, as of the day and year first above written.





         Columbia:                     GALEN HOLDINGS, INC.
                                       By: /s/ Stephen T. Braun
                                           ----------------------------
                                       Name: Stephen T. Braun
                                            ---------------------------
                                       Title: Senior Vice President
                                              -------------------------


         Partnership:                  ALIGNED BUSINESS CONSORTIUM GROUP, L.P.


                                       By: Galen Holdings, Inc.

                                           By: /s/ Stephen T. Braun
                                               -----------------------------
                                               Name: Stephen T. Braun
                                                     -----------------------
                                               Title: Senior Vice President
                                                      ----------------------

                               SERVICES AGREEMENT


         THIS SERVICES AGREEMENT (this "Agreement") is made and entered into this 1st day of June, 1997, by and between BRIM HEALTHCARE, INC., an Oregon corporation ("Brim"), and Aligned Business Consortium Group, L.P., a Delaware limited partnership (the "Partnership").

                                   WITNESSETH

         WHEREAS, the Partnership has been formed for the purpose of owning, managing, developing and operating a group purchasing organization for healthcare supplies, services and materials; and

         WHEREAS, the Partnership wishes to retain Brim to provide certain services ("Services") for the Partnership, as hereinafter set forth;

         All capitalized terms used herein and not otherwise defined are so defined in the Amended and Restated Limited Partnership Agreement of the Partnership (the "Partnership Agreement").

         NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties hereto, it is mutually agreed as follows:

         1. ENGAGEMENT. The Partnership hereby retains Brim, and Brim hereby agrees to be retained by the Partnership, to provide Services upon the terms and conditions hereinafter set forth.

         2. SERVICES. In consideration of the reimbursements to be made by the Partnership in accordance with paragraph 3 hereof, Brim will provide to the Partnership certain professional consulting services as well as certain other general services which may include, among other things, information systems development, education programming and delivery, and product development and marketing services.

         3. REIMBURSEMENT. Brim shall be reimbursed by the Partnership for costs and expenses associated with the provision of Services by Brim employees (except for any Services provided by Jim McKinney) to the Partnership as described in paragraph 2 above, including any reasonable out-of-pocket travel costs and expenses associated with providing such Services to the Partnership; provided, however, that such costs to be reimbursed by the Partnership shall be pre-approved in writing by the Partnership through its General Partner.

         At all times, Brim shall allocate the costs and expenses of providing Services to the Partnership in a manner that is fair and equitable, in Brim's reasonable discretion.

         4. TERM. The term Of this Agreement shall commence upon the execution of this Agreement and shall terminate on the fifth anniversary of such execution; provided, however, that.

notwithstanding the foregoing, this Agreement shall automatically terminate at any such time as Columbia Sub and Brim are no longer Partners in the Partnership.

         5. NOTICES. All notices required to be given under this Agreement shall be in writing, and delivered in person or sent by telecopy, overnight courier or certified mail, return receipt requested, postage prepaid, to the following addresses:

Brim:                              Brim Healthcare, Inc.
                                   305 N.E. 102nd Street
                                   Portland, OR 97220-4199
                                   Attn: Chief Executive Officer

Partnership:                       Aligned Business Consortium Group, L.P.
                                   One Park Plaza
                                   Nashville, TN 37203
                                   Attn: Executive Director

with a copy to:                    Columbia/HCA Healthcare Corporation
                                   One Park Plaza
                                   Nashville, TN 37203
                                   Attn: General Counsel

         The foregoing addresses may be changed by either of the aforesaid persons, and additional persons may be added thereto by notifying all of the other parties hereto in writing and in the manner hereinabove set forth. All notices shall be effective on the earlier of receipt or five (5) days after deposited in the U.S. Mail.

         6. ASSIGNMENT. Brim shall have the right to assign this Agreement without prior written consent of the Partnership if such assignment is to an entity which is owned directly or indirectly by Brim. The Partnership shall not assign this Agreement without the prior written consent of Brim.

         7. INDEMNIFICATION. The Partnership shall indemnify and hold harmless Brim and its agents and employees of and from any claims, losses, liabilities and demands of every kind and nature whatsoever, including, without limitation, the costs of defending any such claims, liabilities and demands, including, without limitation, reasonable attorneys' and accountants' fees therefor, arising in connection with Brim's authorized activities set forth herein; provided, however, that the Partnership shall not be required to indemnify or hold harmless Brim from any claims, losses, liabilities or demands which arise from actions (or failures to act) which are performed by Brim in bad faith and which arise out of willful misconduct, gross negligence or fraud by Brim, or any of its agents or employees.

         8. MODIFICATION. Neither this Agreement nor any provision hereof shall be amended or modified (or deemed amended or modified), except by an agreement in writing duly executed and acknowledges with the same formality as this Agreement.

         9. GOVERNING LAW. All matters affecting the interpretation of this Agreement and the rights or the parties hereto shall be governed by the laws of the State of Delaware.

         10. INDEPENDENT COVENANTS. Each of the respective rights and obligations of the parties hereunder shall be deemed independent and may be enforced independently irrespective of any of the other rights and obligations set forth herein. No waivers, express or implied, by either party or any breach of any of the covenants, agreements or duties hereunder of the other party shall be deemed to be a waiver of any other breach thereof or the waiver of any other covenant, agreement or duty.

         11. ENTIRE UNDERSTANDING. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof, which hereby acknowledge that there have been and are no representations, warranties, covenants or understandings other than those expressly set further herein.

         12. ATTORNEYS' FEES. In the event of a claim or controversy between the parties for any matter arising out of this Agreement, the prevailing party in such claim or controversy shall be entitled to recovery against the other party of reasonable attorneys' fees and court costs at all levels.

         13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

         IN WITNESS WHEREOF the parties hereunto have executed this Agreement, as of the day and year first above written.



         Brim:                         BRIM HEALTHCARE, INC.
                                       By: /s/ Jim McKinney
                                           ----------------------------
                                       Name: Jim McKinney
                                            ---------------------------
                                       Title: President
                                              -------------------------


         Partnership:                  ALIGNED BUSINESS CONSORTIUM GROUP, L.P.


                                       By: Galen Holdings, Inc.

                                           By: /s/ Stephen T. Braun
                                               -----------------------------
                                               Name: Stephen T. Braun
                                                     -----------------------
                                               Title: Senior Vice President
                                                      ----------------------